[front cover]
                              STATE STREET RESEARCH
                              ---------------------
                                    ARGO FUND
                              ---------------------

                              ANNUAL REPORT
                              June 30, 1999

                              -------------
                              WHAT'S INSIDE
                              -------------

                              From the Chairman

                              American investors have been
                              handsomely rewarded


                              Portfolio Manager's Review

                              Value stocks lag market,
                              then turn around


                              Fund Information

                              Facts and figures


                              Plus, Complete Portfolio Holdings
                              and Financial Statements


                                                        [DALBAR AWARD:
                                                       Dalbar Key Honors
                                                        Commitment To:
                                                           Investors
                                                             1998]

                                                        For Excellence
                                                              in
                                                      Shareholder Service

[logo: State Street Research]

FROM THE CHAIRMAN

[photo: Ralph Verni]

Dear Shareholder:

For seven years running, and with few interruptions, the United States has enjoyed a "best of all possible financial worlds" existence. Stocks and bonds have been strong, inflation and interest rates have fallen, and the economy has grown at a pace that seemed just right.

Better yet, American workers have reaped the benefits of a healthy economy, and American investors have been handsomely rewarded. Many have taken their prosperity to the mall, where retail sales have been strong. However, we may have been carried away with our recent success. The nation's savings rate has fallen to -1.2%.

Stocks

Although the U.S. stock market suffered a severe correction last summer, most segments staged a comeback. In the first quarter of 1999, the Dow Jones Industrial Average passed a significant milestone, 10,000, and ended the 12-month period just short of 11,000. The S&P 500, a broad measure of stock market performance, gained 22.76%.(1)

Large-company growth and technology stocks were the strongest performers, led by Internet stocks. Gains were concentrated in a narrow band of stocks most of the time. It was a challenge for investors to match the market's returns with their own portfolios. Finally, the gap between large-company growth stocks and the rest began to narrow. Performance of small and medium-sized company stocks improved, and value stocks came back to life.

Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall, then struggled under the weight of a robust economy. Even before the Fed raised the short-term interest rate--a move widely-expected before it was actually announced on June 30--the yield on the benchmark climbed back above 6.0%. (Remember, the higher the yield, the worse it is for bonds.) As a result, U.S. Treasury bonds went from leaders to laggards. High-yield "junk" bonds, which had been weak, were buoyed by the strong economic news.

International

Hopes for the euro, the new common currency shared by 11 European nations, helped European markets initially. But the luster was short-lived. Many European economies, still feeling the effects of weakness in Asian markets, stumbled in the first half of 1999. Asian emerging markets started to show some signs of life, while Latin emerging markets remain mired in currency woes. Japan's stock market delivered strong gains in the first half of 1999, encouraged by corporate restructurings and signs that Japan's Central Bank is beginning to help its economy.

Outlook and Opportunities

As investors, you may be pondering your strategy in a market that has produced both strong gains and extraordinary volatility. Regardless of the environment, we are confident that our in-depth research can help us uncover good values, both at home and abroad. As always, we will be diligent in seeking new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.


Sincerely,

/s/ Ralph F. Verni
Ralph F. Verni
Chairman
June 30, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) 8.80% for Class B(1) shares; 8.82% for Class B shares; 8.81% for Class C shares; 9.84% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1999)
--------------------------------------------------------------------------------

[mountain chart]

Total value of $10,000 invested on June 30, 1989(3)
(Class A shares, at maximum applicable sales charge)

                            6/89            $ 9,425
                            6/90             10,984
                            6/91             10,314
                            6/92             12,198
                            6/93             14,682
                            6/94             14,819
                            6/95             17,537
                            6/96             21,979
                            6/97             28,774
                            6/98             36,721
                            6/99             40,248

[end mountain chart]

Average Annual Total Return
(at maximum applicable sales charge)(3),(4)

                  Life of Fund
                (since 8/25/86)     10 Years      5 Years       1 Year
----------------------------------------------------------------------
Class A              13.93%          14.94%       20.68%        3.30%
----------------------------------------------------------------------
Class B(1)           14.08%          15.14%       21.07%        3.92%
----------------------------------------------------------------------
Class B              14.09%          15.14%       21.07%        3.93%
----------------------------------------------------------------------
Class C              14.09%          15.15%       21.25%        7.83%
----------------------------------------------------------------------
Class S              14.62%          15.83%       22.44%        9.84%
----------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Argo Fund: Value stocks lag market, then turn around

[photo: Peter Zuger]
     Peter Zuger
  Portfolio Manager

We spoke with Peter Zuger, portfolio manager of State Street Research Argo Fund, about the Fund's performance for the year ended June 30, 1999 and his views on the period ahead.


Q: How did the Fund perform during the year?

A: It was a year of modest returns for the Fund relative to its peer group and the broader market. Class A shares returned 9.61% for the 12 months ended June 30, 1999 [does not reflect sales charge].(2) This was lower than the Lipper average growth and income fund, which returned 14.48%. The Fund underperformed the Standard & Poor's 500 Stock Index (S&P 500), which gained 22.76% for the same period.(1)


Q: What factors detracted from performance?

A: We emphasized large, value-oriented companies in the portfolio. Unfortunately, investors favored large growth company stocks for most of the period. Returns were also held back by our emphasis in the insurance and electric utilities sectors, which were vulnerable to rising interest rates throughout the period, and by our underexposure to technology and investment sectors. However, late in the period, after a downturn for most of the market leaders, many of the attractively-priced cyclical industrial and energy stocks in the portfolio recovered. The Fund picked up against both measurements in the second half.


Q: What areas of the Fund helped performance?

A: Some of the Fund's cyclical and industrial stocks did quite well. For example, Dow Chemical has been strong, yet I believe the stock still represents good value. It is a global company that stands to benefit from the recovery that has started to take shape overseas. Dow Chemical has also made some significant investments outside the U.S. -- notably in Germany, where modernization has the potential to improve profitability.


Q: Did you make significant changes to the portfolio because of its underperformance?

A: No. I expect the market to confirm the confidence we continue to have in some of our key investments. For example, our emphasis on insurance stocks hurt us during the last period. However, we own a number of high quality names that represent good value as well as appreciation potential: For example, Ace Ltd., which has recently acquired Cigna's property/casualty insurance business that has the potential to make a significant addition to the earnings of the new, combined businesses; and Chubb, which enjoys an attractive niche as underwriter for wealthy individuals and other specialty insurance markets.


Q: What is your outlook for the period ahead?

A: I believe that the Fund's value-oriented investments are positioned to benefit if the global business environment continues to improve as it signified at the end of the last 12-month period. Conversely, if the business environment deteriorates, the Fund's investments in consumer staples, utilities and selected financial stocks make the Fund more defensive than the average growth and income fund. Finally, with growth companies trading at historically high prices relative to their earnings, the prospects for large, value-oriented companies remain positive.

June 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

1     Exxon Oil                                         2.8%
2     Bank of America Banking                           2.7%
3     AT&T Telecommunications                           2.6%
4     Bell Atlantic Telecommunications                  2.6%
5     Citigroup Financial services                      2.5%
6     Burlington Resources Oil & gas exploration        2.4%
7     SBC Communications Telecommunications             2.4%
8     Unocal Oil & gas exploration                      2.3%
9     Federated Department Stores Retail store chain    2.2%
10    Dow Chemical Chemical                             2.2%

These securities represent an aggregate of 24.7% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities or industries listed in this table or in the text above.

[bar chart]

Top 5 Industries
(by percentage of net assets)

Telecommunications            10.7%

Banks &
Savings & Loans                9.9%

Insurance                      9.6%

International Oil              8.1%

Electric
Utilities                      6.7%

Total: 45.0%

[end bar chart]

Largest Contributors to Performance
(July 1, 1998 through June 30, 1999)

Positive [arrow up]
-----------------------------------------------------
IBM
Business fundamentals continued to improve.

Cendant
Stock price moved up sharply after re-stated earnings.

Honeywell
Stock appreciated after announced merger with AlliedSignal.

Negative [arrow down]
-----------------------------------------------------
Rhodia
Tyco International
Chase Manhattan

Three stocks sold off substantially during market correction in fall 1998. Manager sold stocks for tax losses to offset capital gains, benefiting shareholders.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999

--------------------------------------------------------------------------------
                                                                     Value
                                                     Shares        (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 99.0%
Automobiles & Transportation 3.8%
Automotive Parts 0.6%
Delphi Automotive Systems Corp. ...............      71,839     $1,333,511
                                                                ----------
Automobiles 1.1%
General Motors Corp. ..........................      32,900      2,171,400
                                                                ----------
Railroads 2.1%
Burlington Northern Santa Fe Corp. ............     101,700      3,152,700
Canadian National Railway Co. .................      16,500      1,105,500
                                                                ----------
                                                                 4,258,200
                                                                ----------
Total Automobiles & Transportation ..........................    7,763,111
                                                                ----------
Consumer Discretionary 9.6%
Commercial Services 2.4%
Cendant Corp.* ................................     109,100      2,236,550
Waste Management Inc. .........................      50,600      2,719,750
                                                                ----------
                                                                 4,956,300
                                                                ----------
Printing & Publishing 2.2%
Tribune Co. ...................................      50,400      4,391,100
                                                                ----------
Retail 3.9%
Federated Department Stores Inc.* .............      84,400      4,467,925
May Department Stores Co. .....................      87,250      3,566,344
                                                                ----------
                                                                 8,034,269
                                                                ----------
Toys 1.1%
Mattel Inc. ...................................      87,700      2,318,569
                                                                ----------
Total Consumer Discretionary ................................   19,700,238
                                                                ----------
Consumer Staples 6.5%
Drug & Grocery Store Chains 0.5%
Rite Aid Corp. ................................      40,200        989,925
                                                                ----------
Foods 2.8%
Ralston Purina Co. ............................      95,500      2,906,781
Sara Lee Corp. ................................     130,900      2,969,794
                                                                ----------
                                                                 5,876,575
                                                                ----------
Tobacco 3.2%
Nabisco Group Holdings Corp. ..................     156,200      3,055,663
Philip Morris Companies,Inc. ..................      87,500      3,516,406
                                                                ----------
                                                                 6,572,069
                                                                ----------
Total Consumer Staples ......................................   13,438,569
                                                                ----------

--------------------------------------------------------------------------------
                                                                     Value
                                                     Shares        (Note 1)
--------------------------------------------------------------------------------
Financial Services 23.5%
Banks & Savings & Loan 9.9%
Bank of America Corp. .........................      76,503    $ 5,608,626
Bank One Corp. ................................      65,400      3,895,388
First Union Corp. .............................      56,900      2,674,300
Fleet Financial Group Inc. ....................      96,700      4,291,062
Mellon Bank Corp. .............................     108,600      3,950,325
                                                               -----------
                                                                20,419,701
                                                               -----------
Insurance 9.6%
Ace Ltd. ......................................     148,100      4,183,825
Allstate Corp. ................................     114,800      4,118,450
Chubb Corp. ...................................      54,800      3,808,600
Saint Paul Companies, Inc. ....................     123,400      3,925,662
Unum Provident Corp. ..........................      67,200      3,679,200
                                                               -----------
                                                                19,715,737
                                                               -----------
Miscellaneous Financial 4.0%
Citigroup, Inc. ...............................     106,275      5,048,063
Federal National Mortgage Association .........      45,000      3,076,875
                                                               -----------
                                                                 8,124,938
                                                               -----------
Total Financial Services ....................................   48,260,376
                                                               -----------
Health Care 3.9%
Health Care Facilities 2.0%
Columbia / HCA HealthcareCorp. ................     178,300      4,067,469
                                                               -----------
Health Care Services 1.9%
Aetna Inc. ....................................      43,700      3,908,419
                                                               -----------
Total Health Care ...........................................    7,975,888
                                                               -----------
Integrated Oils 10.4%
Integrated Domestic 2.3%
Unocal Corp. ..................................     119,900      4,751,037
                                                               -----------
Integrated International 8.1%
BP Amoco PLC ADR ..............................      28,182      3,057,747
Conoco Inc. Cl. A .............................     145,600      4,058,600
Exxon Corp. ...................................      74,400      5,738,100
Texaco Inc. ...................................      31,600      1,975,000
Total Fina SA ADR* ............................      28,800      1,855,800
                                                               -----------
                                                                16,685,247
                                                               -----------
Total Integrated Oils .......................................   21,436,284
                                                               -----------
Materials & Processing 11.7%
Agriculture 1.9%
Archer Daniels Midland Co. ....................     251,300      3,879,444
                                                               -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Value
                                                     Shares        (Note 1)
--------------------------------------------------------------------------------
Chemicals 6.5%
Air Products & Chemicals, Inc. ................        80,200   $ 3,228,050
Dow Chemical Co. ..............................        35,000     4,440,625
PPG Industries Inc. ...........................        31,400     1,854,562
Rohm & Haas Co. ...............................        88,800     3,807,300
                                                                -----------
                                                                 13,330,537
                                                                -----------
Paper & Forest Products 3.3%
Fort James Corp. ..............................       108,500     4,109,438
International Paper Co. .......................        53,200     2,686,600
                                                                -----------
                                                                  6,796,038
                                                                -----------
Total Materials & Processing ................................    24,006,019
                                                                -----------
Other 5.1%
Multi-Sector 5.1%
Cooper Industries, Inc. .......................        59,600     3,099,200
Minnesota Mining & Manufacturing Co. ..........        46,900     4,077,369
Raytheon Co. Cl. B ............................        47,300     3,328,737
                                                                -----------
Total Other .................................................    10,505,306
                                                                -----------
Other Energy 3.0%
Oil & Gas Producers 2.4%
Burlington Resources Inc. .....................       114,800     4,965,100
                                                                -----------
Oil Well Equipment & Services 0.6%
Halliburton Co. ...............................        28,200     1,276,050
                                                                -----------
Total Other Energy ..........................................     6,241,150
                                                                -----------
Producer Durables 1.9%
Aerospace 1.9%
Lockheed Martin Corp. .........................       106,100     3,952,225
                                                                -----------
Total Producer Durables .....................................     3,952,225
                                                                -----------
Technology 2.2%
Computer Technology 2.2%
Gateway Inc.* .................................        33,600     1,982,400
International Business Machines Corp. .........        19,800     2,559,150
                                                                -----------
                                                                  4,541,550
                                                                -----------
Total Technology ............................................     4,541,550
                                                                -----------
Utilities 17.4%
Electrical 6.7%
FPL Group Inc. ................................        66,800     3,648,950
Pacificorp ....................................       166,000     3,050,250
Texas Utilities Co. ...........................        82,700     3,411,375
Unicom Corp. ..................................        93,400     3,601,737
                                                                -----------
                                                                 13,712,312
                                                                -----------

--------------------------------------------------------------------------------
                                                                     Value
                                                     Shares        (Note 1)
--------------------------------------------------------------------------------
Telecommunications 10.7%
AT&T Corp. ....................................        95,550  $  5,332,884
Bell Atlantic Corp. ...........................        80,500     5,262,688
Bellsouth Corp. ...............................        48,600     2,278,125
SBC Communications Inc. .......................        84,000     4,872,000
U.S. West Inc. ................................        73,900     4,341,625
                                                               ------------
                                                                 22,087,322
                                                               ------------
Total Utilities ...............................................  35,799,634
                                                               ------------
Total Common Stocks (Cost $166,794,336) ....................... 203,620,350
                                                               ------------
SHORT-TERM INVESTMENTS 8.1%
State Street Navigator Securities Lending
  Prime Portfolio .............................    16,579,813    16,579,813
                                                               ------------
Total Short-Term Investments (Cost $16,579,813) ...............  16,579,813
                                                               ------------

--------------------------------------------------------------------------------
                                     Principal     Maturity
                                       Amount        Date
--------------------------------------------------------------------------------
COMMERCIAL PAPER 2.2%
Exxon Corp., 5.70% ............... $1,000,000    7/01/1999      1,000,000
Ford Motor Credit Co., 5.36% .....  3,000,000    7/02/1999      3,000,000
Ford Motor Credit Co., 5.25% .....    633,000    7/07/1999        633,000
                                                                ---------
Total Commercial Paper (Cost $4,633,000) .................      4,633,000
                                                                ---------
Total Investments (Cost $188,007,149)--109.3% ............    224,833,163
Cash and Other Assets, Less Liabilities--(9.3%) ..........    (19,219,153)
                                                              -----------
Net Assets--100.0% .......................................   $205,614,010
                                                             ============

Federal Income Tax Information:
At June 30, 1999, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $188,667,512 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ............................................ $39,043,711
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ..........................................  (2,878,060)
                                                        -----------
                                                        $36,165,651
                                                        ===========

--------------------------------------------------------------------------------
* Nonincome-producing securities.

 ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999

Assets
Investments, at value (Cost $188,007,149) (Note 1) ............  $224,833,163
Cash ..........................................................         1,190
Receivable for securities sold ................................     2,051,078
Dividends and interest receivable .............................       411,161
Receivable for fund shares sold ...............................       145,034
Receivable from Distributor (Note 3) ..........................         1,847
Other assets ..................................................        47,801
                                                                 ------------
                                                                  227,491,274
Liabilities
Payable for collateral received on securities loaned ..........    16,579,813
Payable for fund shares redeemed ..............................     4,831,402
Accrued management fee (Note 2) ...............................       184,745
Accrued transfer agent and shareholder services
  (Note 2) ....................................................       144,863
Accrued trustees' fees (Note 2) ...............................        27,476
Dividends payable .............................................         9,465
Accrued distribution and service fees (Note 5) ................         6,611
Other accrued expenses ........................................        92,889
                                                                 ------------
                                                                   21,877,264
                                                                 ------------
Net Assets                                                       $205,614,010
                                                                 ============
Net Assets consist of:
 Undistributed net investment income ..........................  $    336,422
 Unrealized appreciation of investments .......................    36,826,014
 Accumulated net realized gain ................................    34,635,132
 Paid-in capital ..............................................   133,816,442
                                                                 ------------
                                                                 $205,614,010
                                                                 ============
Net Asset Value and redemption price per share of
  Class A shares ($76,942,632 [divided by] 3,612,861 shares) ..        $21.30
                                                                       ======
Maximum Offering Price per share of Class A shares
  ($21.30 [divided by] .9425) .................................        $22.60
                                                                       ======
Net Asset Value and offering price per share of Class
  B(1) shares ($4,243,574 [divided by] 204,456 shares)* .......        $20.76
                                                                       ======
Net Asset Value and offering price per share of Class
  B shares ($59,526,522 [divided by] 2,865,984 shares)* .......        $20.77
                                                                       ======
Net Asset Value and offering price per share of Class
  C shares ($1,555,171 [divided by] 74,835 shares)* ...........        $20.78
                                                                       ======
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($63,346,111 [divided by] 2,979,974 shares) .................        $21.26
                                                                       ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1999

Investment Income
Dividends, net of foreign taxes of $4,772 ................   $ 3,708,696
Interest (Note 1) ........................................       274,330
                                                             -----------
                                                               3,983,026
Expenses
Management fee (Note 2) ..................................     1,348,049
Transfer agent and shareholder services (Note 2) .........       520,316
Custodian fee ............................................       131,537
Reports to shareholders ..................................        48,654
Registration fees ........................................        44,395
Trustees' fees (Note 2) ..................................        33,488
Audit fee ................................................        29,826
Legal fees ...............................................        19,130
Service fee-Class A (Note 5) .............................       180,912
Distribution and service fees-Class B(1) (Note 5) ........        11,290
Distribution and service fees-Class B (Note 5) ...........       551,185
Distribution and service fees-Class C (Note 5) ...........        17,007
Miscellaneous ............................................        16,589
                                                             -----------
                                                               2,952,378
Expenses borne by the Distributor (Note 3) ...............      (102,408)
Fees paid indirectly (Note 2) ............................       (16,521)
                                                             -----------
                                                               2,833,449
                                                             -----------
Net investment income ....................................     1,149,577
                                                             -----------
Realized and Unrealized Gain (Loss) on
  Investments
Net realized gain on investments (Notes 1 and 4) .........    38,935,822
Net unrealized depreciation of investments ...............   (23,505,974)
                                                             -----------
Net gain on investments ..................................    15,429,848
                                                             -----------
Net increase in net assets resulting from operations .....   $16,579,425
                                                             ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Years ended June 30
                                             ----------------------------------
                                                   1998              1999
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ....................   $    525,350      $  1,149,577
Net realized gain on investments .........     29,310,326        38,935,822
Net unrealized appreciation
  (depreciation) of investments ..........     18,055,536       (23,505,974)
                                             ------------      ------------
Net increase resulting from
  operations .............................     47,891,212        16,579,425
                                             ------------      ------------
Dividends from net investment
  income:
 Class A .................................       (164,598)         (331,356)
 Class B(1) ..............................             --            (1,635)
 Class S .................................       (478,254)         (499,905)
                                             ------------      ------------
                                                 (642,852)         (832,896)
                                             ------------      ------------
Distributions from net realized gains:
 Class A .................................     (8,192,653)       (7,384,171)
 Class B .................................     (4,307,362)       (5,516,923)
 Class C .................................       (267,380)         (158,506)
 Class S .................................    (12,448,041)       (9,054,570)
                                             ------------      ------------
                                              (25,215,436)      (22,114,170)
                                             ------------      ------------
Net increase (decrease) from fund
  share transactions (Note 6) ............     44,734,317       (21,144,328)
                                             ------------      ------------
Total increase (decrease) in net
  assets .................................     66,767,241       (27,511,969)

Net Assets
Beginning of year ........................    166,358,738       233,125,979
                                             ------------      ------------
End of year (including undistributed
  net investment income of $0 and
  $336,422, respectively) ................   $233,125,979      $205,614,010
                                             ============      ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999


Note 1

State Street Research Argo Fund, formerly State Street Research Equity Investment Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Argo Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1999, the Fund has designated as long-term $20,575,300 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.


F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


G. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1999, the value of the securities loaned and the value of collateral were $16,167,334 and $16,579,813, respectively. During the year ended June 30, 1999, income from securities lending amounted to $26,018 and is included in interest income.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1999, the fees pursuant to such agreement amounted to $1,348,049.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1999, the amount of such shareholder servicing and account maintenance expenses was $265,167.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended June 30, 1999 the Fund's transfer agent fees were reduced by $16,521 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,488 during the year ended June 30, 1999.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $102,408.


Note 4

For the year ended June 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $239,395,307 and $276,873,720, respectively.


Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal ser-

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

vices and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1999, fees pursuant to such plans amounted to $180,912, $551,185 and $17,007 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of shares class) to June 30, 1999, fees pursuant to such plans amounted to $11,290 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $26,029 and $155,622, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $315,980 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $91,437 and $273 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $32,410 on sales and the Distributor collected contingent deferred sales charges aggregating $385 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to June 30, 1999.


Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                           Years ended June 30
                                                                     --------------------------------
                                                                                   1998
                                                                     --------------------------------
Class A                                                                   Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      804,843    $   16,069,612
Issued upon reinvestment of:
 Distributions from net realized gains ..............................      436,011         7,978,243
 Dividends from net investment income ...............................        8,147           156,176
Shares repurchased ..................................................     (543,128)      (10,895,290)
                                                                         ---------    --------------
Net increase ........................................................      705,873    $   13,308,741
                                                                         =========    ==============
Class B(1)*                                                              Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................           --                --
Issued upon reinvestment of dividend from net investment income .....           --                --
Shares repurchased ..................................................           --                --
                                                                         ---------    --------------
Net increase ........................................................           --                --
                                                                         =========    ==============
Class B                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................    1,176,521    $   22,985,589
Issued upon reinvestment of distributions from net realized gains ...      235,125         4,221,732
Shares repurchased ..................................................     (266,675)       (5,250,654)
                                                                         ---------    --------------
Net increase ........................................................    1,144,971    $   21,956,667
                                                                         =========    ==============
Class C                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      123,388    $    2,341,959
Issued upon reinvestment of distributions from net realized gains ...       14,256           256,153
Shares repurchased ..................................................     (141,471)       (2,560,836)
                                                                         ---------    --------------
Net increase (decrease) .............................................       (3,827)   $       37,276
                                                                         =========    ==============
Class S                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................    1,888,511    $   37,815,205
Issued upon reinvestment of:
 Distributions from net realized gains ..............................      681,187        12,448,029
 Dividends from net investment income ...............................       24,360           475,782
Shares repurchased ..................................................   (2,108,363)      (41,307,383)
                                                                        ----------    --------------
Net increase (decrease) .............................................      485,695    $    9,431,633
                                                                        ==========    ==============

                                                                           Years ended June 30
                                                                     --------------------------------
                                                                                   1999
                                                                     --------------------------------
Class A                                                                   Shares          Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      952,096    $  18,460,508
Issued upon reinvestment of:
 Distributions from net realized gains ..............................      377,796        7,137,865
 Dividends from net investment income ...............................       15,825          317,273
Shares repurchased ..................................................   (1,245,552)     (23,863,674)
                                                                        ----------    -------------
Net increase ........................................................      100,165    $   2,051,972
                                                                        ==========    =============
Class B(1)*                                                              Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      237,803    $   4,568,242
Issued upon reinvestment of dividend from net investment income .....          150            1,635
Shares repurchased ..................................................      (33,497)        (677,927)
                                                                        ----------    -------------
Net increase ........................................................      204,456    $   3,891,950
                                                                        ==========    =============
Class B                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      798,834    $  15,458,889
Issued upon reinvestment of distributions from net realized gains ...      293,842        5,422,431
Shares repurchased ..................................................     (683,683)     (12,921,381)
                                                                        ----------    -------------
Net increase ........................................................      408,993    $   7,959,939
                                                                        ==========    =============
Class C                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................      657,186    $  12,433,576
Issued upon reinvestment of distributions from net realized gains ...        7,870          145,219
Shares repurchased ..................................................     (671,001)     (12,786,000)
                                                                        ----------    -------------
Net increase (decrease) .............................................       (5,945)   $    (207,205)
                                                                        ==========    =============
Class S                                                                  Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold .........................................................    2,203,797    $  41,755,985
Issued upon reinvestment of:
 Distributions from net realized gains ..............................      479,326        9,052,915
 Dividends from net investment income ...............................       25,046          492,632
Shares repurchased ..................................................   (4,486,925)     (86,142,516)
                                                                        ----------    -------------
Net increase (decrease) .............................................   (1,778,756)   $ (34,840,984)
                                                                        ==========    =============

--------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                            Class A
                                                                ----------------------------------------------------------------
                                                                                      Years ended June 30
                                                                ----------------------------------------------------------------
                                                                  1995(a)      1996(a)      1997(a)      1998(a)     1999(a)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              12.44        14.28        17.04        19.68       21.68
                                                                   ------       ------       ------       ------     -------
 Net investment income* ($)                                          0.08         0.12         0.09         0.06        0.13
 Net realized and unrealized gain on investments ($)                 2.14         3.38         4.63         4.74        1.64
                                                                   ------       ------       ------       ------     -------
Total from investment operations ($)                                 2.22         3.50         4.72         4.80        1.77
                                                                   ------       ------       ------       ------     -------
 Dividends from net investment income ($)                           (0.05)       (0.11)       (0.09)       (0.06)      (0.09)
 Distributions from net realized gains ($)                          (0.33)       (0.63)       (1.99)       (2.74)      (2.06)
                                                                   ------       ------       ------       ------     -------
Total distributions ($)                                             (0.38)       (0.74)       (2.08)       (2.80)      (2.15)
                                                                   ------       ------       ------       ------     -------
Net asset value, end of year ($)                                    14.28        17.04        19.68        21.68       21.30
                                                                   ======       ======       ======       ======     =======
Total return(b) (%)                                                 18.34        25.33        30.91        27.62        9.61
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            31,174       39,300       55,239       76,151      76,943
Ratio of operating expenses to average net assets (%)*               1.42         1.25         1.25         1.25        1.26
Ratio of net investment income to average net
 assets (%)*                                                         0.64         0.79         0.54         0.29        0.68
Portfolio turnover rate (%)                                         47.93        44.44        88.07        81.53      118.91
*Reflects voluntary reduction of expenses per share of these
 amounts (Note 3) ($)                                                0.06         0.03         0.03         0.01        0.01

                                                                     Class B(1)
                                                                --------------------
                                                                    Period ended
                                                                 June 30, 1999(a)(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                 18.66
                                                                        ------
 Net investment income ($)*                                               0.02
 Net realized and unrealized gain on investments ($)                      2.09
                                                                        ------
Total from investment operations ($)                                      2.11
                                                                        ------
 Dividend from net investment income ($)                                 (0.01)
                                                                       -------
Total distributions ($)                                                  (0.01)
                                                                       -------
Net asset value, end of period ($)                                       20.76
                                                                       =======
Total return(b) (%)                                                      11.30(d)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                                4,244
Ratio of operating expenses to average net assets (%)*                    2.01(e)
Ratio of net investment income to average net
 assets (%)*                                                              0.24(e)
Portfolio turnover rate (%)                                             118.91
*Reflects voluntary reduction of expenses per share of these
amounts (Note 3) ($)                                                      0.00

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.

(b) Does not not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      Class B
                                                           -------------------------------------------------------------
                                                                                Years ended June 30
                                                           -------------------------------------------------------------
                                                            1995(a)      1996(a)      1997(a)      1998(a)      1999(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        12.36        14.16        16.88        19.42        21.25
                                                             ------       ------       ------       ------      -------
 Net investment income (loss) ($)*                             0.01         0.01        (0.03)       (0.09)       (0.01)
 Net realized and unrealized gain on investments ($)           2.12         3.34         4.56         4.66         1.59
                                                             ------       ------       ------       ------      -------
Total from investment operations ($)                           2.13         3.35         4.53         4.57         1.58
                                                             ------       ------       ------       ------      -------
 Dividends from net investment income ($)                        --           --           --           --           --
 Distributions from net realized gains ($)                    (0.33)       (0.63)       (1.99)       (2.74)       (2.06)
                                                             ------       ------       ------       ------      -------
Total distributions ($)                                       (0.33)       (0.63)       (1.99)       (2.74)       (2.06)
                                                             ------       ------       ------       ------      -------
Net asset value, end of year ($)                              14.16        16.88        19.42        21.25        20.77
                                                             ======       ======       ======       ======      =======
Total return(b) (%)                                           17.70        24.39        29.91        26.67         8.82
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       5,933       13,129       25,478       52,211       59,527
Ratio of operating expenses to average net assets (%)*         2.00         2.00         2.00         2.00         2.01
Ratio of net investment income (loss) to average net
 assets (%)*                                                   0.08         0.05        (0.20)       (0.46)       (0.06)
Portfolio turnover rate (%)                                   47.93        44.44        88.07        81.53       118.91
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.06         0.03         0.03         0.01         0.01


                                                                                    Class C
                                                           ----------------------------------------------------------
                                                                              Years ended June 30
                                                           ----------------------------------------------------------
                                                            1995(a)     1996(a)     1997(a)     1998(a)      1999(a)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        12.36       14.15       16.87       19.41        21.26
                                                             ------      ------      ------      ------      -------
 Net investment income (loss) ($)*                             0.01        0.01       (0.03)      (0.09)       (0.01)
 Net realized and unrealized gain on investments ($)           2.11        3.34        4.56        4.68         1.59
                                                             ------      ------      ------      ------      -------
Total from investment operations ($)                           2.12        3.35        4.53        4.59         1.58
                                                             ------      ------      ------      ------      -------
 Distributions from net realized gains ($)                    (0.33)      (0.63)      (1.99)      (2.74)       (2.06)
                                                             ------      ------      ------      ------      -------
Total distributions ($)                                       (0.33)      (0.63)      (1.99)      (2.74)       (2.06)
                                                             ------      ------      ------      ------      -------
Net asset value, end of year ($)                              14.15       16.87       19.41       21.26        20.78
                                                             ======      ======      ======      ======      =======
Total return(b) ($)                                           17.53       24.40       29.93       26.80         8.81
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         699         931       1,642       1,718        1,555
Ratio of operating expenses to average net assets (%)*         2.00        2.00        2.00        2.00         2.01
Ratio of net investment income (loss) to average net
 assets (%)*                                                   0.08        0.04       (0.19)      (0.43)       (0.07)
Portfolio turnover rate (%)                                   47.93       44.44       88.07       81.53       118.91
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                     0.06        0.03        0.03        0.01         0.01

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.

(b) Does not not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                          Class S
                                                              ---------------------------------------------------------------
                                                                                    Years ended June 30
                                                              ---------------------------------------------------------------
                                                                1995(a)      1996(a)      1997(a)      1998(a)       1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            12.48        14.27        17.03         19.66        21.65
                                                                 ------       ------       ------       -------      -------
 Net investment income ($)*                                        0.14         0.17         0.13          0.11         0.17
 Net realized and unrealized gain on investments ($)               2.15         3.37         4.62          4.73         1.64
                                                                 ------       ------       ------       -------      -------
Total from investment operations ($)                               2.29         3.54         4.75          4.84         1.81
                                                                 ------       ------       ------       -------      -------
 Dividends from net investment income ($)                         (0.17)       (0.15)       (0.13)        (0.11)       (0.14)
 Distributions from net realized gains ($)                        (0.33)       (0.63)       (1.99)        (2.74)       (2.06)
                                                                 ------       ------       ------       -------      -------
Total distributions ($)                                           (0.50)       (0.78)       (2.12)        (2.85)       (2.20)
                                                                 ------       ------       ------       -------      -------
Net asset value, end of year ($)                                  14.27        17.03        19.66         21.65        21.26
                                                                 ======       ======       ======       =======      =======
Total return(b) (%)                                               18.83        25.66        31.19         27.90         9.84
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          50,503       70,177       83,999       103,046       63,346
Ratio of operating expenses to average net assets (%)*             1.00         1.00         1.00          1.00         1.01
Ratio of net investment income to average net assets (%)*          1.09         1.06         0.77          0.55         0.89
Portfolio turnover rate (%)                                       47.93        44.44        88.07         81.53       118.91
*Reflects voluntary reduction of expenses per share of
these amounts (Note 3) ($)                                         0.06         0.03         0.03          0.01         0.01

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.

(b) Does not not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Argo Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Argo Fund (formerly State Street Research Equity Investment Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 1999

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Argo Fund delivered modest returns for the year. The total return for Class A shares was 9.61% (does not reflect sales charge) for the 12 months ended June 30, 1999. The Fund underperformed the Lipper average growth and income fund which rose 14.48%. It lagged the Standard & Poor's 500 Index, which gained 22.76% for the same period.

During the period, the Fund was hurt by its shift from growth to an emphasis on large, value-oriented companies. Returns were disappointing from investments in the insurance and electric utilities sectors. An under-representation in technology and investment sectors also hurt performance.

However, late in the period, the Fund's investments in cyclical and energy stocks helped performance.

We believe that the Fund's value emphasis is appropriate given an improving world economic environment and the attractive valuations represented in the portfolio. The Fund's defensive posture could be a plus in any economic environment.

June 30, 1999


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.


[line charts]

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

                      Class A Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           3.30%    20.68%     14.94%
                          -----------------------------

                                   Argo Fund        S&P 500
                                   ---------        -------
                      6/89           9425           10000
                      6/90          10894           11645
                      6/91          10314           12503
                      6/92          12198           14177
                      6/93          14682           16106
                      6/94          14819           16332
                      6/95          17537           20582
                      6/96          21979           25930
                      6/97          28774           34922
                      6/98          36721           45459
                      6/99          40248           55806

                      Class B(1) Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           3.92%    21.07%     15.14
                          -----------------------------

                                   Argo Fund        S&P 500
                                   ---------        -------
                      6/89          10000           10000
                      6/90          11654           11645
                      6/91          10943           12503
                      6/92          12942           14177
                      6/93          15556           16106
                      6/94          15624           16332
                      6/95          18389           20582
                      6/96          22874           25930
                      6/97          29717           34922
                      6/98          37643           45459
                      6/99          40957           55806

                      Class B Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           3.93%    21.07%     15.14%
                          -----------------------------

                                   Argo Fund        S&P 500
                                   ---------        -------
                      6/89          10000           10000
                      6/90          11654           11645
                      6/91          10943           12503
                      6/92          12942           14177
                      6/93          15566           16106
                      6/94          15624           16332
                      6/95          18389           20582
                      6/96          22874           25930
                      6/97          29717           34922
                      6/98          37643           45459
                      6/99          40961           55806

                      Class C Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           7.83%    21.25%     15.15%
                          -----------------------------

                                   Argo Fund        S&P 500
                                   ---------        -------
                      6/89          10000           10000
                      6/90          11654           11645
                      6/91          10943           12503
                      6/92          12942           14177
                      6/93          15565           16106
                      6/94          15635           16332
                      6/95          18375           20582
                      6/96          22860           25930
                      6/97          29701           34922
                      6/98          37663           45459
                      6/99          40981           55806

                      Class S Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           9.84%    22.44%     15.83%
                          -----------------------------

                                   Argo Fund        S&P 500
                                   ---------        -------
                      6/89          10000           10000
                      6/90          11654           11645
                      6/91          10943           12503
                      6/92          12942           14177
                      6/93          15578           16106
                      6/94          15797           16332
                      6/95          18772           20582
                      6/96          23589           25930
                      6/97          30946           34922
                      6/98          39580           45459
                      6/99          43475           55806

[end line chart]

--------------------------------------------------------------------------------
___ Argo Fund                                                         ---S&P 500
--------------------------------------------------------------------------------

STATE STREET RESEARCH ARGO FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Argo Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

F. Gardner Jackson, Jr.
Vice President

Thomas P. Moore, Jr.
Vice President

Brian P. O'Dell
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Peter A. Zuger
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and
Treasurer, The Pennsylvania
State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and
Director, Hewlett-Packard
Company

Toby Rosenblatt
President,
Founders Investments Ltd.
President,
The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[back cover]

                                                  ---------------------
State Street Research Argo Fund                         Bulk Rate
One Financial Center                                   U.S. Postage
Boston, MA 02111                                           PAID
                                                        Permit #20
                                                   Holliston, MA 01746
                                                  ---------------------

     [logo: STATE STREET RESEARCH
               75 YEARS
            LASTING VALUES
            --------------
            LEADING IDEAS]

Questions? Comments?

Call us at 1-800-562-0032
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
     www.ssrfunds.com


[logo: State Street Research]


This report is prepared for the general information of current shareholders.

This report must be accompanied or preceded by a current State Street Research Argo Fund prospectus. When used after September 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp0800)SSR-LD                                  AG-023G-0899

[front cover]
                              STATE STREET RESEARCH
                              ---------------------
                                    ALPHA FUND
                              ---------------------

                              ANNUAL REPORT
                              June 30, 1999


                              -------------
                              WHAT'S INSIDE
                              -------------

                              From the Chairman

                              American investors have been
                              handsomely rewarded


                              Portfolio Manager's Review

                              Style focus out of favor


                              Fund Information

                              Facts and figures


                              Plus, Complete Portfolio Holdings
                              and Financial Statements


                                                        [DALBAR AWARD:
                                                       Dalbar Key Honors
                                                        Commitment To:
                                                           Investors
                                                             1998]

                                                        For Excellence
                                                              in
                                                      Shareholder Service

[logo: State Street Research]

FROM THE CHAIRMAN

[photo: Ralph Verni]

Dear Shareholder:

For seven years running, and with few interruptions, the United States has enjoyed a "best of all possible financial worlds" existence. Stocks and bonds have been strong, inflation and interest rates have fallen, and the economy has grown at a pace that seemed just right.

Better yet, American workers have reaped the benefits of a healthy economy, and American investors have been handsomely rewarded. Many have taken their prosperity to the mall, where retail sales have been strong. However, we may have been carried away with our recent success. The nation's savings rate has fallen to -1.2%.

Stocks

Although the U.S. stock market suffered a severe correction last summer, most segments staged a comeback. In the first quarter of 1999, the Dow Jones Industrial Average passed a significant milestone, 10,000, and ended the 12-month period just short of 11,000. The S&P 500, a broad measure of stock market performance, gained 22.76%.(1)

Large-company growth and technology stocks were the strongest performers, led by Internet stocks. Gains were concentrated in a narrow band of stocks most of the time. It was a challenge for investors to match the market's returns with their own portfolios. Finally, the gap between large-company growth stocks and the rest began to narrow. Performance of small and medium-sized company stocks improved, and value stocks came back to life.

Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall, then struggled under the weight of a robust economy. Even before the Fed raised the short-term interest rate--a move widely-expected before it was actually announced on June 30--the yield on the benchmark climbed back above 6.0%. (Remember, the higher the yield, the worse it is for bonds.) As a result, U.S. Treasury bonds went from leaders to laggards. High-yield "junk" bonds, which had been weak, were buoyed by the strong economic news.

International

Hopes for the euro, the new common currency shared by 11 European nations, helped European markets initially. But the luster was short-lived. Many European economies, still feeling the effects of weakness in Asian markets, stumbled in the first half of 1999. Asian emerging markets started to show some signs of life, while Latin emerging markets remain mired in currency woes. Japan's stock market delivered strong gains in the first half of 1999, encouraged by corporate restructurings and signs that Japan's Central Bank is beginning to help its economy.

Outlook and Opportunities

As investors, you may be pondering your strategy in a market that has produced both strong gains and extraordinary volatility. Regardless of the environment, we are confident that our in-depth research can help us uncover good values, both at home and abroad. As always, we will be diligent in seeking new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
June 30, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) -0.91% for Class B(1) shares; -0.80% for Class B shares; -0.78% for Class C shares; 0.15% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The S&P rating is for Class A shares, among 103 mid-capitalization value funds as of 3/31/99, based on a six month moving average of three years of absolute and volatility adjusted performance. Select Funds must also demonstrate an appropriate level of management skill and experience, consistency of investment process and depth of organization. Select Fund evaluations are not a recommendation to buy, sell or hold and are based on information available to Standard & Poor's and may change at any time. Standard & Poor's does not guarantee the accuracy, adequacy or completeness of this information and is not responsible for any error or omission in or for results obtained from the use of such information. Complete and current information regarding terms for the use of information can be found at www. standardandpoors.com/onfunds.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1999)
--------------------------------------------------------------------------------

[mountain chart]

Total value of $10,000 invested on June 30, 1989(3)
(Class A shares, at maximum applicable sales charge)

                            6/89             11160
                            6/90             12441
                            6/91             11659
                            6/92             13386
                            6/93             16298
                            6/94             17001
                            6/95             19744
                            6/96             24169
                            6/97             30803
                            6/98             39475
                            6/99             33325

[end mountain chart]

Average Annual Total Return
(at maximum applicable sales charge)(3),(4)

                  Life of Fund
                (since 8/25/86)    10 Years     5 Years       1 Year
----------------------------------------------------------------------
Class A              12.03%        12.79%       16.95%         -5.79%
----------------------------------------------------------------------
Class B(1)           12.16%        12.98%       17.27%         -5.60%
----------------------------------------------------------------------
Class B              12.17%        12.99%       17.30%         -5.50%
----------------------------------------------------------------------
Class C              12.20%        12.99%       17.50%         -1.72%
----------------------------------------------------------------------
Class S              12.73%        13.68%       18.68%          0.15%
----------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Alpha Fund: Style focus out of favor

[photo: Bart Geer]

   Bart Geer
Portfolio Manager

We spoke with Bart Geer, portfolio manager of State Street Research Alpha Fund, about the Fund's performance for the year ended June 30, 1999 and his views on the period ahead.


Q: How did the Fund perform during the fiscal year?

A: It was a disappointing year for the Fund. Class A shares returned -0.04% for the 12 months ended June 30, 1999 [does not reflect sales charge].2 That was significantly lower than the Lipper average equity income fund, which returned 11.36%. The Fund also underperformed the Standard & Poor's 500 Stock Index (S&P
500), which gained 22.76% for the same period.(1)


Q: What hurt the Fund's performance?

A: We have positioned the portfolio to emphasize mid-sized value stocks. Unfortunately, these companies were out of favor with investors during the period. It was difficult to compete in an environment that was so heavily dominated during the first part of the period by a narrow group of stocks: large, brand name growth companies. Then, near the end of the year, when value stocks scored something of a comeback, the focus was on companies that were significantly larger than the stocks represented in this portfolio.

On the brighter side, the technology stocks we targeted were strong performers. We also cut back on the Fund's high-yield bond investments in order to add to equity investments -- a good move at the right time.


Q: How did you react to the unfavorable environment?

A: With patience. We are confident that the companies we have invested in have considerable long-term potential. In fact, our top 10 list of holdings has not changed very much. We thought there was good value in these companies when we invested in them, and we still think there is good value. Investment styles go in and out of favor. It's a mistake to try to change your investment strategy to second-guess the market.


Q: What are some of the companies that have continued to earn your confidence?

A: Mark IV Industries, an auto parts manufacturer, was the Fund's largest investment at the end of the period. When it had several disappointing quarters during which profits failed to live up to the company's expectations by a modest margin, its stock price came down by about 40%. Now, it's come back to about where it was before the decline. We continue to like the company's prospects because we think it represents good value. But has it been recognized in the portfolio's performance? No, it has not.

Ball Corporation, a beverage canning firm, is another example. The company has continued to improve its operating margins. It is generating free cash and putting that to work to pay down debt. In fact, the company has actually surprised Wall Street with higher-than-expected earnings, yet the price has barely budged. However, we think the company represents a solid opportunity, and we continue to own it.


Q: Alpha Fund was recently cited by Standard & Poor's as one of the top five mid-cap value funds. What does that mean?

A. I was very pleased with this award because it recognizes a combination of performance, risk-adjusted performance and consistency. The criteria were rigorous, including a personal, in-depth interview during which I was asked to talk about my investment style.5


Q. What is your outlook?

A: I believe that the portfolio is well-positioned to benefit when investors broaden their search away from some of the large company growth stocks that have been bid up to extremely high valuations. It's important for us to stick with our investment style. We have and we will.

June 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

1     Mark IV Industries Power transfer equipment       5.4%
2     A.C. Nielson Marketing, information analysis     3.9%
3     Ogden Support services to industry                3.9%
4     Harrah's Entertainment Hotel and casino
      operations                                        3.8%
5     Ball Containers                                   3.8%
6     Williams Companies Energy, telecommunications     3.4%
7     Hollinger International Newspaper publishing      3.3%
8     Valassis Communications Newspaper
      promotions                                        3.3%
9     Silicon Graphics Computer workstations            3.0%
10    Howmet International Turbine engine parts         2.9%

These securities represent an aggregate of 36.7% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

[bar chart]

Top 5 Equity Industries
(by percentage of net assets)

Multi-Sector
Companies                       7.2%

Computer
Technology                      5.6%

Commercial
Services                        5.6%

Electrical Equipment
& Components                    5.4%

Casinos/Gambling,
Hotel/Motel                     5.3%

Total: 29.1%

[end bar chart]

Largest Contributors to Performance
(July 1, 1998 through June 30, 1999)

Positive [arrow up]
-----------------------------------------------------------
Valassis Communications
Strong earnings growth

Lexmark International Group
Strong earnings growth, market share

Williams Companies
Increasing market for telecommunications

Negative [arrow down]
-----------------------------------------------------------
Exide
Management fired; stock sold

Kennametal
Management missed earnings objectives; stock sold

Cabot
Global slowdown brought results below expectations

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999

--------------------------------------------------------------------------------
                                                                   Value
                                                   Shares        (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 84.8%
Consumer Discretionary 21.5%
Advertising Agencies 3.3%
Valassis Communications Inc.* ................     291,600     $10,679,850
                                                               -----------
Casinos/Gambling, Hotel/Motel 5.3%
GTech Holdings Corp.* ........................     130,000       3,063,125
Harrah's Entertainment Inc.* .................     565,800      12,447,600
Mirage Resorts Inc.* .........................     120,000       2,010,000
Motels of America Inc.*+ .....................         500           3,375
                                                               -----------
                                                                17,524,100
                                                               -----------
Commercial Services 5.6%
A.C. Nielson Corp.* ..........................     420,000      12,705,000
E.W. Scripps Co. Cl. A .......................       3,000         142,687
Safety Kleen Corp.* ..........................     300,000       5,437,500
                                                               -----------
                                                                18,285,187
                                                               -----------
Printing & Publishing 3.3%
Hollinger International, Inc. Cl. A* .........     905,292      10,750,343
                                                               -----------
Restaurants 0.0%
Ameriking Inc.* ..............................       1,000          40,000
                                                               -----------
Retail 4.0%
Federated Department Stores Inc.* ............     150,000       7,940,625
U.S.A. Networks Inc.* ........................     130,000       5,216,250
                                                               -----------
                                                                13,156,875
                                                               -----------
Total Consumer Discretionary ...............................    70,436,355
                                                               -----------
Consumer Staples 5.0%
Beverages 0.0%
Seven-Up/RC Bottling Co. of Southern
   California*++@ ............................       8,750         105,000
                                                               -----------
Drug & Grocery Store Chains 2.8%
Hannaford Brothers Co. .......................      90,000       4,815,000
Rite Aid Corp.* ..............................     170,000       4,186,250
                                                               -----------
                                                                 9,001,250
                                                               -----------
Foods 1.1%
Aurora Foods Inc.* ...........................      75,000       1,312,500
Keebler Foods Co.* ...........................      50,000       1,518,750
Nabisco Group Holdings Corp. .................      40,000         782,500
                                                               -----------
                                                                 3,613,750
                                                               -----------
Tobacco 1.1%
R.J. Reynolds Tobacco Holdings Inc.* .........      13,333         420,000
UST Inc. .....................................     109,700       3,208,725
                                                               -----------
                                                                 3,628,725
                                                               -----------
Total Consumer Staples .....................................    16,348,725
                                                               -----------

--------------------------------------------------------------------------------
                                                                   Value
                                                   Shares        (Note 1)
--------------------------------------------------------------------------------
Financial Services 10.1%
Banks & Savings & Loan 3.4%
Mercantile Bankshares Corp. ..................      90,000     $ 3,183,750
Peoples Heritage Financial Group* ............     265,000       4,985,312
SouthTrust Corp. .............................      80,000       3,070,000
                                                               -----------
                                                                11,239,062
                                                               -----------
Insurance 4.2%
Ace Ltd. .....................................     167,000       4,717,750
Saint Paul Companies, Inc. ...................     115,000       3,658,438
XL Capital Ltd. Cl. A* .......................      91,935       5,194,327
                                                               -----------
                                                                13,570,515
                                                               -----------
Miscellaneous Financial 2.5%
AMBAC Inc. ...................................      88,300       5,044,138
Financial Security Assurance Co.* ............      60,886       3,166,072
                                                               -----------
                                                                 8,210,210
                                                               -----------
Total Financial Services ....................................   33,019,787
                                                               -----------
Health Care 2.5%
Health Care Facilities 0.6%
Quest Diagnostics, Inc.* .....................      65,000       1,779,375
                                                               -----------
Health Care Services 1.9%
Quorum Health Group Inc.* ....................     500,000       6,281,250
                                                               -----------
Total Health Care ...........................................    8,060,625
                                                               -----------
Integrated Oils 1.1%
Integrated Domestic 1.1%
Unocal Corp. .................................      90,000       3,566,250
                                                               -----------
Total Integrated Oils .......................................    3,566,250
                                                               -----------
Materials & Processing 7.5%
Chemicals 1.8%
Cabot Corp. ..................................     240,000       5,805,000
                                                               -----------
Containers & Packaging 0.2%
Owens-Illinois Inc.* .........................      20,000         653,750
                                                               -----------
Diversified Manufacturing 3.8%
Ball Corp. ...................................     293,000      12,379,250
                                                               -----------
Fertilizers 0.8%
Mississippi Chemical Corp. ...................     280,000       2,747,500
                                                               -----------
Forest Products 0.7%
Boise Cascade Corp. ..........................      55,000       2,358,125
                                                               -----------
Steel 0.2%
Harsco Corp.* ................................      25,000         800,000
                                                               -----------
Total Materials & Processing ................................   24,743,625
                                                               -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Value
                                                   Shares        (Note 1)
--------------------------------------------------------------------------------
Other 7.2%
Multi-Sector 7.2%
Gencorp Inc. ..................................     355,000     $ 8,963,750
Hillenbrand Industries, Inc. ..................      50,000       2,162,500
Ogden Corp. ...................................     470,000      12,660,625
                                                                -----------
Total Other .................................................    23,786,875
                                                                -----------
Other Energy 3.4%
Gas Pipelines 3.4%
Williams Companies Inc. .......................     265,000      11,279,062
                                                                -----------
Total Other Energy ..........................................    11,279,062
                                                                -----------
Producer Durables 9.5%
Aerospace 1.2%
Cordant Technologies Inc. .....................      90,000       4,066,875
                                                                -----------
Electrical Equipment & Components 5.4%
Mark IV Industries Inc. .......................     835,095      17,641,382
                                                                -----------
Machinery 2.9%
Howmet International Inc.* ....................     550,000       9,453,125
                                                                -----------
Total Producer Durables .....................................    31,161,382
                                                                -----------
Technology 8.9%
Communications Technology 0.2%
Concentric Network Corp. ......................      19,022         756,125
                                                                -----------
Computer Software 0.5%
Cadence Design Systems Inc. * .................     125,000       1,593,750
                                                                -----------
Computer Technology 5.6%
Silicon Graphics Inc.* ........................     600,000       9,825,000
Unisys Corp. ..................................     222,700       8,671,381
                                                                -----------
                                                                 18,496,381
                                                                -----------
Electronics 0.9%
Coltec Industries, Inc.* ......................     130,000       2,819,375
                                                                -----------
Electronics: Semi-Conductors/Components 1.7%
Analog Devices Inc.* ..........................      55,000       2,760,312
Cypress Semiconductor Corp.* ..................     170,000       2,805,000
                                                                -----------
                                                                  5,565,312
                                                                -----------
Total Technology ............................................    29,230,943
                                                                -----------
Utilities 5.9%
Electrical 1.7%
OGE Energy Corp. ..............................      95,000       2,256,250
Pinnacle West Capital Corp. ...................      80,000       3,220,000
                                                                -----------
                                                                  5,476,250
                                                                -----------

--------------------------------------------------------------------------------
                                                                   Value
                                                   Shares        (Note 1)
--------------------------------------------------------------------------------
Gas Distribution 0.3%
UGI Corp. .....................................      50,000    $  1,009,375
                                                               ------------
Telecommunications 3.9%
Celcaribe SA*+ ................................      69,918         139,836
Pagemart Nationwide Inc.*+ ....................       1,750          13,125
RSL Communications Ltd. Cl. A* ................     320,000       6,180,000
Viatel Inc.* ..................................      41,572       2,333,229
Winstar Communications Inc. ...................      86,647       4,224,041
                                                               ------------
                                                                 12,890,231
                                                               ------------
Total Utilities .............................................    19,375,856
                                                               ------------
Non-US Equities 2.2%
Lagardere SCA* ................................     190,000       7,070,602
                                                               ------------
Total Non-US Equities ........................................    7,070,602
                                                               ------------
Total Common Stocks (Cost $213,020,917) ......................  278,080,087
                                                               ------------
CONVERTIBLE PREFERRED STOCKS & OTHER 2.6%
Advanced Radio Telecom Corp. Wts.* ............       3,750          66,067
Clark U.S.A. Inc. Sr. Exch. Pfd.# .............         590         398,250
Clearnet Communications Inc. Wts.* ............       3,300          13,200
Cluett American Corp. Sr. Exch. Pfd.# .........      20,300       1,319,500
Econophone Inc. Wts.*+ ........................       1,500          22,500
Golden Ocean Group Ltd. Wts.* .................       2,000             500
Granite Broadcasting Corp. Cv. Exch. Pfd. .....      10,000         377,500
Loral Orion Network Systems Inc. Wts.* ........       1,250           7,938
Nextel Communications Inc.
   Series D Exch. Pfd.# .......................          77          80,850
North Atlantic Trading Inc. Sr. Pfd.# .........      62,599       1,377,178
NS Group Inc. Wts.* ...........................         250          22,875
Nucentrix Broadband Networks Inc. Wts.* .......       1,500              15
Pagemart Inc. Wts.*+ ..........................       3,450          10,350
Primus Telecommunications Group Wts.* .........         500          10,000
Real Time Data Inc. Series B Pfd.*@++ .........       4,264       1,066,000
Real Time Data Inc. Series C Pfd.*@++ .........       6,136       1,361,149
RSL Communications Ltd. Wts.*+ ................         500          41,000
Startec Global Communications Wts.*+ ..........       1,150           1,150
Winstar Communications Cv. Pfd.* ..............      43,736       2,307,074
Wireless One Inc. Wts.* .......................       1,500              15
                                                               ------------
Total Convertible Preferred Stocks & Other
   (Cost $8,978,032) ..........................................   8,483,111
                                                               ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                               Principal           Maturity               Value
                                                                Amount               Date               (Note 1)
-----------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS 9.2%
Advanced Radio Telecom Corp.
  Sr. Note, 14.00% ........................................... $  680,000           2/15/2007          $  618,800
Ametek Inc. Sr. Note, 7.20% ..................................    500,000           7/15/2008             467,305
Archibald Candy Corp. Sr. Sec.
  Note, 10.25% ...............................................    250,000           7/01/2004             251,250
Ball Corp. Sr. Sub. Note, 8.25% ..............................  1,000,000           8/01/2008             975,000
Celcaribe SA Sr. Sec. Note,
  13.50% .....................................................    430,000           3/15/2004             331,100
Cellnet Data Systems Inc. Sr.
  Note Series B, 0.00% to
  9/30/2002, 14.00% from
  10/1/2002 to maturity ......................................  2,000,000          10/01/2007             885,000
Drypers Corp. Sr. Note Series B,
  10.25% .....................................................  1,200,000           6/15/2007             960,000
Econophone Inc. Sr. Note,
  13.50% .....................................................  1,750,000           7/15/2007           1,868,125
Empire Gas Corp. Sr. Sec. Note,
  7.00% to 7/14/99, 12.875%
  from 7/15/99 to maturity ...................................  1,500,000           7/15/2004             675,000
Envirosource Inc. Note, 9.75% ................................  1,250,000           6/15/2003             787,500
GNI Group Inc. Sr. Note,
  10.875% ....................................................    500,000           7/15/2005             325,000
Golden Ocean Group Ltd.
  Sr. Note, 10.00% ...........................................  4,000,000           8/31/2001             560,000
Great Central Mines Ltd.
  Sr. Note, 8.875% ...........................................    750,000           4/01/2008             714,375
Intertek Finance PLC Series B
  Sr. Sub. Note, 10.25% ......................................    250,000          11/01/2006             242,500
J. Crew Group Inc. Sr. Deb.,
  0.00% to 10/14/2002,
  13.125% from 10/15/2002 to
  maturity ...................................................    250,000          10/15/2008             143,750
J. Crew Operating Corp. Sr. Sub.
  Note, 10.375% ..............................................  1,000,000          10/15/2007           1,002,500
J. H. Heafner Inc. Sr. Note,
  10.00%+ ....................................................    750,000           5/15/2008             759,375
J.B. Poindexter Inc. Sr. Note,
  12.50% .....................................................  1,500,000           5/15/2004           1,440,000
Loehmanns Inc. Sr. Note,
  11.875%##...................................................    500,000           5/15/2003             105,000
NE Restaurant Inc. Sr. Note,
  10.75% .....................................................  1,000,000           7/15/2008             915,000
North Atlantic Trading Inc. Sr.
  Note, 11.00% ...............................................  1,000,000           6/15/2004           1,025,000
Orion Network Systems Inc. Sr.
  Note, 11.25% ...............................................    500,000           1/15/2007             440,000

-----------------------------------------------------------------------------------------------------------------
                                                               Principal           Maturity               Value
                                                                Amount               Date               (Note 1)
-----------------------------------------------------------------------------------------------------------------
Owens-Illinois Inc. Sr. Deb.,
  7.50% ...................................................... $  500,000           5/15/2010          $  475,565
Pagemart Nationwide Inc. Sr.
  Note, 0.00% to 1/31/2000,
  15.00% from 2/1/2000 to
  maturity ...................................................    825,000           2/01/2005             697,125
Pagemart Wireless Inc. Sr. Sub.
  Note, 0.00% to 1/31/2003,
  11.25% from 2/1/2003 to
  maturity ...................................................  2,250,000           2/01/2008             945,000
Phase Metrics Inc. Sr. Note,
  10.75% .....................................................  1,500,000           2/01/2005             900,000
Rose Hills Co. Sr. Sub. Note,
  9.50% ......................................................  1,500,000          11/15/2004           1,350,000
RSL Communications Ltd. Sr.
  Note, 12.25% ...............................................  1,000,000          11/15/2006           1,045,000
Silgan Holdings Inc. Sub. Deb.,
  13.25% .....................................................    279,000           7/15/2006             306,900
Smiths Food & Drug Inc. Note
  Series 1994 A3, 9.20% ......................................    500,000           7/02/2018             529,645
Spanish Broadcasting Systems
  Inc. Sr. Note, 12.50% ......................................    500,000           6/15/2002             557,500
Startec Global Communications
  Sr. Note, 12.00% ...........................................  1,150,000           5/15/2008           1,000,500
Unilab Corp. Sr. Note, 11.00% ................................    750,000           4/01/2006             821,250
Viatel Inc. Sr. Note, 0.00% to
  4/14/2003, 12.50% from
  4/15/2003 to maturity ......................................  1,000,000           4/15/2008             640,000
Viatel Inc. Sr. Note, 11.25% .................................  1,750,000           4/15/2008           1,776,250
Westpoint Stevens Inc. Sr. Note,
  7.875% .....................................................    750,000           6/15/2008             720,000
Winstar Communications Inc. Sr.
  Exch. Note, 14.50% .........................................  1,250,000          10/15/2005           1,800,000
Winstar Equipment Corp. Sr.
  Sec. Exch. Note, 12.50% ....................................  1,000,000           3/15/2004           1,045,000
                                                                                                       ----------
Total Non-Convertible Bonds (Cost $34,403,084).......................................................  30,101,315
                                                                                                       ----------
CONVERTIBLE BONDS 1.0%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75% ................................................  2,000,000           8/27/2001           1,240,000
Networks Associates Inc. Cv.
  Sub. Deb., 0.00% ...........................................  6,800,000           2/13/2018           2,050,676
                                                                                                       ----------
Total Convertible Bonds (Cost $3,663,645) ...........................................................   3,290,676
                                                                                                       ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Principal    Maturity       Value
                                   Amount        Date        (Note 1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER 1.0%
American Express Credit Corp.,
  4.95% .......................  $  226,000  7/01/1999    $    226,000
American Express Credit Corp.,
  5.25% .......................   1,894,000  7/01/1999       1,894,000
Ford Motor Credit Co., 5.25% ..     134,000  7/07/1999         134,000
Ford Motor Credit Co., 5.28% ..   1,091,000  7/07/1999       1,091,000
                                                          ------------
Total Commercial Paper (Cost $3,345,000) .............       3,345,000
                                                          ------------

--------------------------------------------------------------------------------
                                                    Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.9%
State Street Navigator Securities Lending
   Prime Portfolio ............................. 22,774,631      22,774,631
                                                               ------------
Total Short-Term Investments (Cost $22,774,631) ...........      22,774,631
                                                               ------------
Total Investments (Cost $286,185,309)--105.5% .............     346,074,820
Other Assets, Less Liabilities--(5.5%) ....................     (18,050,421)
                                                               ------------
Net Assets--100.0% ........................................    $328,024,399
                                                               ============

--------------------------------------------------------------------------------

Federal Income Tax Information:
At June 30, 1999, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $286,938,970 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ...................................    $  71,581,149
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ......................................      (12,445,299)
                                                       -------------
                                                       $  59,135,850
                                                       =============

--------------------------------------------------------------------------------
 *  Nonincome-producing securities.
 # Payments of income may be made in cash or in the form of additional securities.
##  Security is in default.
 @ Security valued under consistently applied procedures established by the Trustees.
 + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule
    144A securities owned at June 30, 1999 was $998,009 and $990,711 (0.30% of net assets), respectively.
 ++ Security restricted as to public resale. At June 30, 1999, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at June 30, 1999 were $3,090,025 and $2,532,149 (0.77% of net assets), respectively.


Forward currency exchange contracts outstanding at June 30, 1999 are as follows:

                                                                             Unrealized
                                                             Contract        Appreciation     Delivery
                                              Total Value      Price         (Depreciation)      Date
-----------------------------------------------------------------------------------------------------------
Buy Canadian dollars, Sell U.S. dollars      415,000 CAD    0.68526 CAD       $ (2,456)        7/23/99
Sell Canadian dollars, Buy U.S. dollars      415,000 CAD    0.67420 CAD         (2,132)        7/23/99
Sell Euro, Buy U.S. dollars                 6,155,807 EUR   1.06420 EUR        191,041         7/30/99
                                                                              --------
                                                                              $186,453
                                                                              ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999

Assets
Investments, at value (Cost $286,185,309) (Note 1) .............   $346,074,820
Receivable for securities sold .................................      8,680,568
Dividends and interest receivable ..............................      1,676,200
Receivable for fund shares sold ................................        334,367
Receivable for open forward contracts ..........................        191,041
Receivable from Distributor (Note 3) ...........................            743
Other assets ...................................................         81,613
                                                                   -------------
                                                                    357,039,352
Liabilities
Payable for collateral received on securities loaned ...........     22,774,631
Payable for fund shares redeemed ...............................      3,228,775
Payable to custodian ...........................................      2,131,527
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        188,804
Accrued management fee (Note 2) ................................        187,077
Accrued distribution and service fees (Note 5) .................        175,447
Payable for securities purchased ...............................         36,660
Accrued trustees' fees (Note 2) ................................         26,745
Payable for open forward contracts .............................          4,588
Other accrued expenses .........................................        260,699
                                                                   -------------
                                                                     29,014,953
                                                                   -------------
Net Assets                                                         $328,024,399
                                                                   =============
Net Assets consist of:
 Undistributed net investment income ...........................   $  2,702,099
 Unrealized appreciation of investments ........................     59,889,511
 Unrealized appreciation of foreign currency and
   forward contracts ...........................................        183,904
 Accumulated net realized loss .................................    (11,540,158)
 Paid-in capital ...............................................    276,789,043
                                                                   -------------
                                                                   $328,024,399
                                                                   =============
Net Asset Value and redemption price per share of
  Class A shares ($114,235,433 [divided by] 7,230,680 shares) ..         $15.80
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($15.80 [divided by] .9425) ..................................         $16.76
                                                                         ======
Net Asset Value and offering price per share of
  Class B(1) shares ($7,453,951 [divided by] 474,717 shares)* ..         $15.70
                                                                         ======
Net Asset Value and offering price per share of
  Class B shares ($141,558,577 [divided by] 8,996,120 shares)*           $15.74
                                                                         ======
Net Asset Value and offering price per share of
  Class C shares ($24,026,741 [divided by] 1,529,646 shares)* ..         $15.71
                                                                         ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($40,749,697 [divided by] 2,580,989 shares) ..................         $15.79
                                                                         ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1999

Investment Income
Dividends, net of foreign taxes of $130,827 ..................   $ 6,435,576
Interest (Note 1) ............................................     6,138,176
                                                                 -----------
                                                                  12,573,752
Expenses
Management fee (Note 2) ......................................     2,332,465
Transfer agent and shareholder services (Note 2) .............       920,152
Custodian fee ................................................       201,020
Reports to shareholders ......................................        55,903
Audit fee ....................................................        31,141
Trustees' fees (Note 2) ......................................        30,920
Registration fees ............................................        22,767
Legal fees ...................................................        19,369
Service fee-Class A (Note 5) .................................       284,079
Distribution and service fees-Class B(1) (Note 5) ............        19,177
Distribution and service fees-Class B (Note 5) ...............     1,543,626
Distribution and service fees-Class C (Note 5) ...............       257,936
Miscellaneous ................................................        17,044
                                                                 -----------
                                                                   5,735,599
Fees paid indirectly (Note 2) ................................       (29,131)
Expenses borne by the Distributor (Note 3) ...................      (161,385)
                                                                 -----------
                                                                   5,545,083
                                                                 -----------
Net investment income ........................................     7,028,669
                                                                 -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized loss on investments (Notes 1 and 4) .............   (11,352,988)
Net realized gain on foreign currency and forward
  contracts (Note 1) .........................................       561,583
                                                                 -----------
  Total net realized loss ....................................   (10,791,405)
                                                                 -----------
Net unrealized depreciation of investments ...................    (6,030,896)
Net unrealized appreciation of foreign currency and
  forward contracts ..........................................       188,178
                                                                 -----------
  Total net unrealized depreciation ..........................    (5,842,718)
                                                                 -----------
Net loss on investments, foreign currency and
  forward contracts ..........................................   (16,634,123)
                                                                 -----------
Net decrease in net assets resulting from operations .........   $(9,605,454)
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               Years ended June 30
                                        ----------------------------------
                                              1998              1999
--------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ...............   $  5,365,762      $  7,028,669
Net realized gain (loss) on
  investments, foreign currency
  and forward contracts .............     30,071,297       (10,791,405)
Net unrealized appreciation
  (depreciation) of investments,
  foreign currency and forward
  contracts .........................     32,621,205        (5,842,718)
                                        ------------      ------------
Net increase (decrease) resulting
  from operations ...................     68,058,264        (9,605,454)
                                        ------------      ------------
Dividends from net investment income:
 Class A ............................     (1,799,241)       (2,160,169)
 Class B(1) .........................             --           (38,185)
 Class B ............................     (1,117,871)       (1,709,386)
 Class C ............................       (180,265)         (300,621)
 Class S ............................     (1,445,033)       (1,319,451)
                                        ------------      ------------
                                          (4,542,410)       (5,527,812)
                                        ------------      ------------
Distributions from net realized gains:
 Class A ............................     (8,828,000)       (4,849,837)
 Class B ............................     (9,977,340)       (6,856,725)
 Class C ............................     (1,257,633)       (1,115,493)
 Class S ............................     (6,735,342)       (3,216,541)
                                        ------------      ------------
                                         (26,798,315)      (16,038,596)
                                        ------------      ------------
Net increase (decrease) from
  fund share transactions
  (Note 6) ..........................    167,523,185       (57,163,257)
                                        ------------      ------------
Total increase (decrease) in net
  assets ............................    204,240,724       (88,335,119)
Net Assets
Beginning of year ...................    212,118,794       416,359,518
                                        ------------      ------------
End of year (including
  undistributed net investment
  income of $709,450 and
  $2,702,099, respectively) .........   $416,359,518      $328,024,399
                                        ============      ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999

Note 1

State Street Research Alpha Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Alpha Fund, State Street Research Argo Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The Fund seeks to provide a high level of current income and, secondarily long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, were valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1999, the Fund has designated as long-term $9,949,448 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At June 30, 1999, the Fund had a capital loss carryforward of $10,786,497 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on June 30, 2007.


F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1999, the value of the securities loaned and the value of collateral were $21,894,793 and $22,774,631, respectively. During the year ended June 30, 1999, income from securities lending amounted to $121,479 and is included in interest income.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 2 (cont'd)

the year ended June 30, 1999, the fees pursuant to such agreement amounted to $2,332,465.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1999, the amount of such shareholder servicing and account maintenance expenses was $488,101.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended June 30, 1999, the Fund's transfer agent fees were reduced by $29,131 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,920 during the year ended June 30, 1999.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $161,385.


Note 4

For the year ended June 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $195,613,008 and $263,773,307, respectively.


Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1999, fees pursuant to such plans amounted to $284,079, $1,543,626 and $257,936 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to June 30, 1999, fees pursuant to such plans amounted to $19,177 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $55,547 and $206,302, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $526,134 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $378,752 and $10,287 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $60,582 on sales and the Distributor collected contingent deferred sales charges aggregating $1,236 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                       Years ended June 30
                                                                 --------------------------------
                                                                               1998
                                                                 --------------------------------
Class A                                                               Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     2,949,813    $   47,114,911
Issued upon reinvestment of:
 Distributions from net realized gains .........................       553,080         8,327,638
 Dividends from net investment income ..........................       102,726         1,649,472
Shares repurchased .............................................      (925,964)      (14,870,574)
                                                                     ---------    --------------
Net increase (decrease) ........................................     2,679,655    $   42,221,447
                                                                     =========    ==============
Class B(1)*                                                          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................            --    $           --
Issued upon reinvestment of dividend from net investment income             --                --
Shares repurchased .............................................            --                --
                                                                     ---------    --------------
Net increase ...................................................            --    $           --
                                                                     =========    ==============
Class B                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     5,798,007    $   92,300,816
Issued upon reinvestment of:
 Distributions from net realized gains .........................       616,819         9,237,865
 Dividends from net investment income ..........................        62,427           894,047
Shares repurchased .............................................      (892,024)      (14,277,520)
                                                                     ---------    --------------
Net increase (decrease) ........................................     5,585,229    $   88,155,208
                                                                     =========    ==============
Class C                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     1,104,564    $   17,816,137
Issued upon reinvestment of:
 Distributions from net realized gains .........................        77,469         1,158,998
 Dividends from net investment income ..........................        10,006           160,435
Shares repurchased .............................................      (237,675)       (3,760,763)
                                                                     ---------    --------------
Net increase (decrease) ........................................       954,364    $   15,374,807
                                                                     =========    ==============
Class S                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     2,483,912    $   40,481,661
Issued upon reinvestment of:
 Distributions from net realized gains .........................       447,035         6,734,398
 Dividends from net investment income ..........................        90,030         1,443,084
Shares repurchased .............................................    (1,702,870)      (26,887,420)
                                                                    ----------    --------------
Net increase (decrease) ........................................     1,318,107    $   21,771,723
                                                                    ==========    ==============

                                                                       Years ended June 30
                                                                 --------------------------------
                                                                               1999
                                                                 --------------------------------
Class A                                                               Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     1,872,980    $  27,773,497
Issued upon reinvestment of:
 Distributions from net realized gains .........................       312,465        4,596,362
 Dividends from net investment income ..........................       138,693        2,006,101
Shares repurchased .............................................    (2,556,541)     (37,261,318)
                                                                    ----------    -------------
Net increase (decrease) ........................................      (232,403)   $  (2,885,358)
                                                                    ==========    =============
Class B(1)*                                                          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................       561,224    $   8,434,485
Issued upon reinvestment of dividend from net investment income          2,256           34,508
Shares repurchased .............................................       (88,763)      (1,366,884)
                                                                    ----------    -------------
Net increase ...................................................       474,717    $   7,102,109
                                                                    ==========    =============
Class B                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     2,188,749    $  32,437,372
Issued upon reinvestment of:
 Distributions from net realized gains .........................       438,063        6,408,860
 Dividends from net investment income ..........................       116,587        1,643,800
Shares repurchased .............................................    (4,192,753)     (60,996,254)
                                                                    ----------    -------------
Net increase (decrease) ........................................    (1,449,354)   $ (20,506,222)
                                                                    ==========    =============
Class C                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................       832,769    $  12,348,336
Issued upon reinvestment of:
 Distributions from net realized gains .........................        70,468        1,028,840
 Dividends from net investment income ..........................        19,057          273,103
Shares repurchased .............................................      (995,360)     (14,475,298)
                                                                    ----------    -------------
Net increase (decrease) ........................................       (73,066)   $    (825,019)
                                                                    ==========    =============
Class S                                                              Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold ....................................................     1,755,098    $  25,878,565
Issued upon reinvestment of:
 Distributions from net realized gains .........................       218,567        3,215,116
 Dividends from net investment income ..........................        92,102        1,318,800
Shares repurchased .............................................    (4,804,307)     (70,461,248)
                                                                    ----------    -------------
Net increase (decrease) ........................................    (2,738,540)   $ (40,048,767)
                                                                    ==========    =============

--------------------------------------------------------------------------------
* January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                          Class A
                                                              ---------------------------------------------------------------
                                                                                    Years ended June 30
                                                              ---------------------------------------------------------------
                                                                1995(a)      1996(a)      1997(a)      1998(a)       1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            10.87        11.70        13.85         14.86        16.80
                                                                 ------      -------       ------        ------       ------
 Net investment income ($)*                                        0.28         0.23         0.33          0.33         0.34
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                       1.37         2.36         2.90          3.56        (0.43)
                                                                 ------      -------       ------        ------       ------
Total from investment operations ($)                               1.65         2.59         3.23          3.89        (0.09)
                                                                 ------      -------       ------        ------       ------
 Dividends from net investment income ($)                         (0.28)       (0.28)       (0.28)        (0.28)       (0.28)
 Distributions from net realized gains ($)                        (0.54)       (0.16)       (1.94)        (1.67)       (0.63)
                                                                 ------      -------       ------        ------       ------
Total distributions ($)                                           (0.82)       (0.44)       (2.22)        (1.95)       (0.91)
                                                                 ------      -------       ------        ------       ------
Net asset value, end of year ($)                                  11.70        13.85        14.86         16.80        15.80
                                                                 ======      =======       ======        ======       ======
Total return(b)(%)                                                16.12        22.41        27.45         28.15        (0.04)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          37,327       44,464       71,087       125,402      114,235
Ratio of operating expenses to average net assets (%)*             1.42         1.25         1.25          1.24         1.22
Ratio of net investment income to average net assets (%)*          2.55         1.78         2.43          2.06         2.29
Portfolio turnover rate (%)                                       67.50       111.13        63.33         52.99        56.04
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                        0.05         0.03         0.02          0.00         0.01

                                                                   Class B(1)
                                                              --------------------
                                                                  Period ended
                                                              June 30, 1999(a)(c)
----------------------------------------------------------------------------------
Net asset value, beginning of period ($)                               14.94
                                                                      ------
Net investment income ($)*                                              0.11
Net realized and unrealized gain on investments, foreign
 currency and forward contracts ($)                                     0.75
                                                                      ------
Total from investment operations ($)                                    0.86
                                                                      ------
 Dividend from net investment income ($)                               (0.10)
                                                                      ------
Total distributions ($)                                                (0.10)
                                                                      ------
Net asset value, end of period ($)                                     15.70
                                                                      ======
Total return(b)(%)                                                      5.81(d)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                              7,454
Ratio of operating expenses to average net assets (%)*                  1.86(e)
Ratio of net investment income to average net assets (%)*               1.46(e)
Portfolio turnover rate (%)                                            56.04
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                             0.00

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                          Class B
                                                              ---------------------------------------------------------------
                                                                                    Years ended June 30
                                                              ---------------------------------------------------------------
                                                                1995(a)      1996(a)      1997(a)      1998(a)       1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            10.86        11.68        13.82         14.81        16.74
                                                                 ------      -------       ------       -------      -------
Net investment income ($)*                                         0.21         0.13         0.22          0.21         0.23
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts ($)                        1.38         2.36         2.89          3.55        (0.43)
                                                                 ------      -------       ------       -------      -------
Total from investment operations ($)                               1.59         2.49         3.11          3.76        (0.20)
                                                                 ------      -------       ------       -------      -------
 Dividends from net investment income ($)                         (0.23)       (0.19)       (0.18)        (0.16)       (0.17)
 Distributions from net realized gains ($)                        (0.54)       (0.16)       (1.94)        (1.67)       (0.63)
                                                                 ------      -------       ------       -------      -------
Total distributions ($)                                           (0.77)       (0.35)       (2.12)        (1.83)       (0.80)
                                                                 ------      -------       ------       -------      -------
Net asset value, end of year ($)                                  11.68        13.82        14.81         16.74        15.74
                                                                 ======      =======       ======       =======      =======
Total return(b)(%)                                                15.43        21.60        26.45         27.23        (0.80)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          16,130       25,543       71,986       174,835      141,559
Ratio of operating expenses to average net assets (%)*             2.00         2.00         2.00          1.99         1.97
Ratio of net investment income to average net assets (%)*          1.95         1.05         1.65          1.32         1.54
Portfolio turnover rate (%)                                       67.50       111.13        63.33         52.99        56.04
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                        0.05         0.03         0.02          0.00         0.01

                                                                                        Class C
                                                              -----------------------------------------------------------
                                                                                  Years ended June 30
                                                              -----------------------------------------------------------
                                                               1995(a)     1996(a)     1997(a)      1998(a)      1999(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           10.86       11.67       13.82        14.79        16.71
                                                                ------     -------      ------      -------       ------
 Net investment income ($)*                                       0.22        0.13        0.21         0.21         0.23
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                      1.36        2.37        2.90         3.54        (0.43)
                                                                ------     -------      ------      -------       ------
Total from investment operations ($)                              1.58        2.50        3.11         3.75        (0.20)
                                                                ------     -------      ------      -------       ------
 Dividends from net investment income ($)                        (0.23)      (0.19)      (0.20)       (0.16)       (0.17)
 Distributions from realized gains ($)                           (0.54)      (0.16)      (1.94)       (1.67)       (0.63)
                                                                ------     -------      ------      -------       ------
Total distributions ($)                                          (0.77)      (0.35)      (2.14)       (1.83)       (0.80)
                                                                ------     -------      ------      -------       ------
Net asset value, end of year ($)                                 11.67       13.82       14.79        16.71        15.71
                                                                ======     =======      ======      =======       ======
Total return(b)(%)                                               15.33       21.68       26.42        27.23        (0.78)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          1,366       1,386       9,592       26,777       24,027
Ratio of operating expenses to average net assets (%)*            2.00        2.00        2.00         1.99         1.97
Ratio of net investment income to average net assets (%)*         1.96        1.03        1.59         1.32         1.54
Portfolio turnover rate (%)                                      67.50      111.13       63.33        52.99        56.04
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                       0.05        0.03        0.01         0.00         0.01

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         Class S
                                                              --------------------------------------------------------------
                                                                                   Years ended June 30
                                                              --------------------------------------------------------------
                                                                1995(a)      1996(a)      1997(a)      1998(a)      1999(a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            10.86        11.70        13.85        14.86        16.80
                                                                 ------      -------       ------       ------       ------
 Net investment income ($)*                                        0.32         0.26         0.36         0.37         0.38
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                       1.39         2.36         2.90         3.56        (0.44)
                                                                 ------      -------       ------       ------       ------
Total from investment operations ($)                               1.71         2.62         3.26         3.93        (0.06)
                                                                 ------      -------       ------       ------       ------
 Dividends from net investment income ($)                         (0.33)       (0.31)       (0.31)       (0.32)       (0.32)
 Distributions from net realized gains ($)                        (0.54)       (0.16)       (1.94)       (1.67)       (0.63)
                                                                 ------      -------       ------       ------       ------
Total distributions ($)                                           (0.87)       (0.47)       (2.25)       (1.99)       (0.95)
                                                                 ------      -------       ------       ------       ------
Net asset value, end of year ($)                                  11.70        13.85        14.86        16.80        15.79
                                                                 ======      =======       ======       ======       ======
Total return(b)(%)                                                16.64        22.82        27.75        28.45         0.15
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          34,827       39,298       59,453       89,345       40,750
Ratio of operating expenses to average net assets (%)*             1.00         1.00         1.00         0.99         0.97
Ratio of net investment income to average net assets (%)*          2.93         2.03         2.68         2.30         2.56
Portfolio turnover rate (%)                                       67.50       111.13        63.33        52.99        56.04
*Reflects voluntary reduction of expenses per share of
 these amounts (Note 3) ($)                                        0.05         0.03         0.02         0.00         0.01

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Alpha Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Alpha Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 1999

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Alpha Fund had a disappointing year. The total return for the Fund's Class A shares was -0.04% (does not reflect sales charge) for the 12 months ended June 30, 1999. The Fund underperformed the Lipper average equity income fund, which rose 11.36%, and the Standard & Poor's 500 Index, which gained 22.76% for the same period.

The Fund was hurt by the market's preference for large-cap growth stocks during most of the period. However, the portfolio's emphasis on medium-sized "value" stocks put the Fund in a good position to benefit if investment sentiment turns in the period ahead.

Stock selection among technology stocks was rewarded. The Fund also benefited from a timely cut back in high-yield bonds and a redirection of proceeds to equities. However, depressed valuations in the mid-cap value sector coupled with the Fund's underweight in energy stocks, which made a strong comeback early in 1999, more than offset any positive benefits of those decisions.

We remain confident in the companies we've selected and we will remain consistent in our investment style. We continue to believe that the portfolio has the potential to provide attractive risk-adjusted returns over the long-term.

June 30, 1999


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.


[line charts]

                               Change in Value of
                          $10,000 Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

                      Class A Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                          -5.79%    16.95%     12.79%
                          -----------------------------

                                   Alpha Fund        S&P 500
                                   ----------        -------
                      6/89           9425            10000
                      6/90          10506            11645
                      6/91           9847            12503
                      6/92          11305            14177
                      6/93          13764            16106
                      6/94          14358            16332
                      6/95          16674            20582
                      6/96          20411            25930
                      6/97          26014            34922
                      6/98          33338            45459
                      6/99          33325            55806

                      Class B(1) Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                           -5.60%    17.27%     12.98%
                          -----------------------------

                                   Alpha Fund        S&P 500
                                   ----------        -------

                      6/98          10000            10000
                      6/90          11149            11645
                      6/91          10443            12503
                      6/92          11991            14177
                      6/93          14586            16106
                      6/94          15139            16332
                      6/95          17474            20582
                      6/96          21248            25930
                      6/97          26869            34922
                      6/98          34187            45459
                      6/99          33877            55806

                      Class B Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                          -5.50%    17.30%     12.99%
                          -----------------------------

                                   Alpha Fund        S&P 500
                                   ----------        -------
                      6/89          10000            10000
                      6/90          11149            11645
                      6/91          10443            12503
                      6/92          11991            14177
                      6/93          14586            16106
                      6/94          15139            16332
                      6/95          17474            20582
                      6/96          21248            25930
                      6/97          26869            34922
                      6/98          34187            45459
                      6/99          33914            55806

                      Class C Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                          -1.72%    17.50%     12.99%
                          -----------------------------

                                   Alpha Fund        S&P 500
                                   ----------        -------
                      6/89          10000            10000
                      6/90          11149            11645
                      6/91          10443            12503
                      6/92          11991            14177
                      6/93          14586            16106
                      6/94          15137            16332
                      6/95          17457            20582
                      6/96          21243            25903
                      6/97          26856            34922
                      6/98          34171            45459
                      6/99          33903            55806

                      Class S Shares

                          -----------------------------
                           Average Annual Total Return
                          -----------------------------
                          1 Year    5 Years   10 Years
                          -----------------------------
                          0.15%     18.68%    13.68%
                          -----------------------------

                                   Alpha Fund        S&P 500
                                   ----------        -------
                      6/89          10000            10000
                      6/90          11149            11645
                      6/91          10443            12503
                      6/92          11991            14177
                      6/93          14600            16106
                      6/94          15305            16332
                      6/95          17852            20582
                      6/96          21926            25930
                      6/97          28010            34922
                      6/98          35980            45459
                      6/99          36035            55806

[end line chart]

--------------------------------------------------------------------------------
___ Alpha Fund                                                       --- S&P 500
--------------------------------------------------------------------------------

STATE STREET RESEARCH ALPHA FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Alpha Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Bartlett R. Geer
Vice President

F. Gardner Jackson, Jr.
Vice President

Thomas P. Moore, Jr.
Vice President

Brian O'Dell
Vice President

Daniel J. Rice III
Vice President

James M. Weiss
Vice President

John T. Wilson
Vice President

Peter A. Zuger
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation

Steve A. Garban
Former Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Toby Rosenblatt
President,
Founders Investments Ltd.
President,
The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[back cover]

                                                  --------------
State Street Research Alpha Fund                     Bulk Rate
One Financial Center                               U.S. Postage
Boston, MA 02111                                       PAID
                                                     Permit #6
                                                   Hartford, CT
                                                  --------------

     [logo: STATE STREET RESEARCH
               75 YEARS
            LASTING VALUES
            --------------
            LEADING IDEAS]

Questions? Comments?

Call us at 1-800-562-0032
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
     www.ssrfunds.com


[logo: State Street Research]


This report is prepared for the general information of current shareholders.

This report must be accompanied or preceded by a current State Street Research Alpha Fund prospectus. When used after September 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey~included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0800)SSR-LD                                     AL-024G-0899

[front cover]
                              STATE STREET RESEARCH
                              ---------------------
                              GLOBAL RESOURCES FUND
                              ---------------------
                              ANNUAL REPORT
                              June 30, 1999

                              -------------
                              WHAT'S INSIDE
                              -------------

                              From the Chairman

                              American investors have been
                              handsomely rewarded


                              Portfolio Manager's Review

                              A challenging year


                              Fund Information

                              Facts and figures


                              Plus, Complete Portfolio Holdings
                              and Financial Statements

                                                        [DALBAR AWARD:
                                                       Dalbar Key Honors
                                                        Commitment To:
                                                           Investors
                                                             1998]

                                                        For Excellence
                                                              in
                                                      Shareholder Service

[logo: State Street Research]

FROM THE CHAIRMAN


[PHOTO OF RALPH F. VERNI]


Dear Shareholder:

For seven years running, and with few interruptions, the United States has enjoyed a "best of all possible financial worlds" existence. Stocks and bonds have been strong, inflation and interest rates have fallen, and the economy has grown at a pace that seemed just right.

Better yet, American workers have reaped the benefits of a healthy economy, and American investors have been handsomely rewarded. Many have taken their prosperity to the mall, where retail sales have been strong. However, we may have been carried away with our recent success. The nation's savings rate has fallen to -1.2%.


Stocks

Although the U.S. stock market suffered a severe correction last summer, most segments staged a comeback. In the first quarter of 1999, the Dow Jones Industrial Average passed a significant milestone, 10,000, and ended the 12-month period just short of 11,000. The S&P 500, a broad measure of stock market performance, gained 22.76%.(1)

Large-company growth and technology stocks were the strongest performers, led by Internet stocks. Gains were concentrated in a narrow band of stocks most of the time. It was a challenge for investors to match the market's returns with their own portfolios. Finally, the gap between large-company growth stocks and the rest began to narrow. Performance of small and medium-sized company stocks improved, and value stocks came back to life.


Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall, then struggled under the weight of a robust economy. Even before the Fed raised the short-term interest rate--a move widely-expected before it was actually announced on June 30--the yield on the benchmark climbed back above 6.0%. (Remember, the higher the yield, the worse it is for bonds.) As a result, U.S. Treasury bonds went from leaders to laggards. High-yield "junk" bonds, which had been weak, were buoyed by the strong economic news.


International

Hopes for the euro, the new common currency shared by 11 European nations, helped European markets initially. But the luster was short-lived. Many European economies, still feeling the effects of weakness in Asian markets, stumbled in the first half of 1999. Asian emerging markets started to show some signs of life, while Latin emerging markets remain mired in currency woes. Japan's stock market delivered strong gains in the first half of 1999, encouraged by corporate restructurings and signs that Japan's Central Bank is beginning to help its economy.


Outlook and Opportunities

As investors, you may be pondering your strategy in a market that has produced both strong gains and extraordinary volatility. Regardless of the environment, we are confident that our in-depth research can help us uncover good values, both at home and abroad. As always, we will be diligent in seeking new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.

Sincerely,

/S/ Ralph F. Verni

Ralph F. Verni
Chairman
June 30, 1999


(1) The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.


(2) -25.23% for Class B(1) shares; -25.10 for Class B shares; -25.17% for Class C shares; -24.33% for Class S shares.


(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.


(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1999)
--------------------------------------------------------------------------------

[start mountain chart]

Total value of $10,000 invested at Fund's inception(3)
(Class A shares, at maximum applicable sales charge)

                         3/90                    9425
                         6/90                    8865
                         6/91                    7244
                         6/92                    6370
                         6/93                   10731
                         6/94                    9404
                         6/95                    9658
                         6/96                   13852
                         6/97                   18418
                         6/98                   15788
                         6/99                   11910

[end mountain chart]

Average Annual Total Return
(at maximum applicable sales charge)(3,4)

                 Life of Fund
                (since 3/2/90)    5 Years      1 Year
------------------------------------------------------
Class A        1.89%              3.60%        -28.90%
------------------------------------------------------
Class B(1)     2.07%              3.72%        -28.69%
------------------------------------------------------
Class B        2.09%              3.76%        -28.56%
------------------------------------------------------
Class C        2.06%              4.05%        -25.86%
------------------------------------------------------
Class S        2.75%              5.13%        -24.33%
------------------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Global Resources Fund: A challenging year

[photo: Daniel J. Rice III]
     Daniel J. Rice III
      Portfolio Manager


We spoke with Dan Rice, portfolio manager of State Street Research Global Resources Fund, about the Fund's performance for the year ended June 30, 1999 and his views on the period ahead.


Q: How did the Fund perform during the fiscal year?

A: It was a difficult year for the Fund. Class A shares returned -24.56% for the 12 months ended June 30, 1999 [does not reflect sales charge]2. That was significantly lower than the Lipper average natural resources fund, which gained 2.50%.


Q: What were the challenges facing the natural resources sector over 12 months?

A: During the first half of our fiscal year, oil and natural gas prices were weak. During the second half, oil and natural gas prices have rebounded strongly. Unfortunately, the gains were not enough to offset the earlier losses.


Q: What factors have made the price of oil so erratic?

A: We started the year with declining oil prices because OPEC (Oil Producing Economic Council) nations increased their production and world energy demand fell, the result of a warmer-than-usual winter in key markets and economic weakness in emerging market nations. As a result, the price of crude oil fell as low as $11 per barrel late in 1998.

Then, the situation began to turn around: OPEC nations announced a cut back in production--and so far there has been about 90% compliance with the quotas they set for themselves. Worldwide demand has risen by an estimated 1.5% over 1998. About half of that can be accounted for in the U.S., where the economy is strong. The other half is the result of increased demand in the Far East and, surprisingly, Brazil. By June 30, 1999, the price of oil had climbed back to $18-$20 per barrel. In fact, it came back higher and somewhat faster than we expected.


Q: Are you invested in any segments outside of energy? And how did those investments perform?

A: Energy accounts for most of the sector's market capitalization--and most of the Fund's assets. However, we did have a modest investment in gold, which we pared back from about 12% at the start to about 4% at the end of the period. That was, in fact, a good move as the price of gold has continued to drop. Several countries have reduced their inventories of gold, thus raising market supply. Despite rising demand for gold jewelry, this supply has tipped the scales, and prices are now well below recent historical levels.


Q: Did you make any other significant changes to the portfolio based on the changing environment for natural resources?

A: We deployed assets from the sale of gold to increase our investment in oil service stocks, which represented about 21% of the Fund at the end of the period. Our biggest position remains in oil exploration and production companies, which was the strongest performing sector in the last quarter of the year. That's because oil prices rose higher than expected, and gas prices were stronger than expected despite an inventory build-up.


Q: What is your outlook?

A: We believe that oil prices could climb even higher and that the outlook for the price of natural gas is also bullish. Historically, smaller companies have lagged large companies in an energy rebound. We have positioned the Fund to take advantage of a potential rebound in small-cap energy stocks.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

(1)     Western Gas Resources  Natural gas processing               9.0%
(2)     Ocean Energy  Oil and gas exploration                       5.4%
(3)     Ranger Oil  International oil exploration                   4.8%
(4)     Plains Resources  Oil and gas exploration                   4.7%
(5)     Basin Exploration  Oil and gas exploration                  3.8%
(6)     Baytex Energy  Oil and gas exploration                      2.8%
(7)     Talisman Energy  Oil and gas exploration                    2.7%
(8)     Callon Petroleum  Oil and gas exploration                   2.6%
(9)     Precision Drilling  Oilfield and industrial services        2.5%
(1)0    NewPark Resources  Oil and gas services                     2.5%

These securities represent an aggregate of 40.8% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Asset Allocation
(by percentage of net assets)

[start pie chart]

                      Oil and gas producers       63%

                      Oil service                 21%

                      Other                        3%

                      Metal and mining             4%

                      Natural gas pipelines        9%

[end pie chart]

Largest Contributors to Performance
(July 1, 1998 through June 30, 1999)

Positive [upward arrow]
-----------------------------------------------------

Western Gas Resources

Rising gas prices

Bellator Exploration
High oil prices


Negative [downward arrow]
-----------------------------------------------------

KCS Energy
Impaired financial condition

Seven Seas Petroleum
Disappointing exploration from Colombia

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999

---------------------------------------------------------------------------
                                                                  Value
                                              Shares             (Note 1)
---------------------------------------------------------------------------
EQUITY SECURITIES 98.3%
Basic Industries 5.2%
Metal & Mining 3.9%
Ashanti Goldfields Co. Ltd. GDR ..........     100,000          $   693,750
Canyon Resources Corp.* ..................     950,000              148,438
Denison Mines Ltd.* ......................   1,500,000              162,988
Impala Platinum Holdings ADR* ............      50,000            1,257,805
Menzies Gold NL* .........................     800,000               31,730
Nevsun Resources Ltd.* ...................     400,000              141,256
Newcrest Mining Ltd.* ....................     300,000              672,684
Normandy Mining Ltd.* ....................     872,841              580,453
Pangea Goldfields Inc.* ..................     100,000              133,107
Randgold Resources Inc. GDR*+ ............      93,500              374,000
Romarco Minerals Inc.* ...................     223,000              216,564
Romarco Minerals Inc. Wts.* ..............      77,000               26,146
Southwestern Gold Corp.* .................     343,300              792,679
Tombstone Exploration Co. Ltd.* ..........     200,000                9,508
Viceroy Resource Corp.* ..................     183,000              156,591
Virginia Gold Mines Inc.* ................     700,000              237,691
X-Cal Resources Ltd.* ....................   2,000,000              509,338
Zimbabwe Platinum Mines Ltd.* ............     150,000               33,714
                                                                -----------
                                                                  6,178,442
                                                                -----------
Railroad 1.3%
Mosvold Shipping Ltd.*+ ..................   2,200,000              893,344
OMI Corp.* ...............................     559,500            1,153,969
                                                                -----------
                                                                  2,047,313
                                                                -----------
Total Basic Industries ...............................            8,225,755
                                                                -----------
Energy 83.9%
Oil 62.9%
3DX Technologies Inc.* ...................     100,000               56,250
Abacan Resource Corp.* ...................   1,861,200              232,650
Basin Exploration Inc.* ..................     300,000            6,018,750
Baytex Energy Ltd. Cl. A* ................     782,300            4,409,569
Bellator Exploration Inc.* ...............   2,790,600            3,183,842
Brigham Exploration Co.* .................      34,400               68,800
Cabot Oil & Gas Corp. Cl. A ..............     196,500            3,659,812
Callon Petroleum Co.* ....................     400,500            4,130,156
Canadian 88 Energy Corp.* ................     969,500            2,726,719
Chieftain International Inc.* ............     100,000            1,750,000
Clayton Williams Energy Inc.* ............      17,530              104,084
Crystal Gas Storage Inc.* ................      41,600            1,383,200
Cultus Petroleum NL* .....................     877,500              423,452
Cypress Energy Inc. Cl. A* ...............       1,118                4,518
Edge Energy Inc.* ........................      90,800              169,576
Elk Point Resources Inc. Cl. A* ..........     490,500            1,199,185

---------------------------------------------------------------------------
                                                                  Value
                                              Shares             (Note 1)
---------------------------------------------------------------------------
Esenjay Exploration Inc.* ................      86,300          $   194,175
Exco Resources Inc.* .....................     150,000            1,012,500
Forest Oil Corp.* ........................      41,600              522,600
FX Energy Inc.* ..........................      30,000              196,875
Gulfstream Resources Ltd. ................     347,000              765,874
Interoil Corp.* ..........................     156,500              117,375
KCS Energy Inc. ..........................     540,000              337,500
Kelley Oil & Gas Corp.* ..................     400,000               87,500
Mallon Resources Corp.* ..................     210,100            1,457,569
Maxx Petroleum Ltd.* .....................     300,975              865,303
Meridian Resource Corp.* .................     150,000              581,250
Merit Energy Ltd.* .......................      33,300              135,688
Miller Exploration Co.* ..................     322,800              716,212
Morrison Middlefield Ltd. ................     240,000              929,032
Nuevo Energy Co.* ........................     256,800            3,402,600
Ocean Energy Inc.* .......................     900,000            8,662,500
Oil Search Ltd.* .........................   1,351,300            2,001,833
Patina Oil & Gas Corp. ...................      94,700              597,794
Pease Oil & Gas Co.* .....................      20,000               13,125
Pease Oil & Gas Co.*++@ ..................       8,750                4,522
Pendaries Petroleum Ltd.*+ ...............     167,000              167,000
Pennaco Energy Inc.* .....................      63,000              740,250
Petromet Resources Ltd.* .................     250,000              781,250
Petsec Energy Ltd. ADR* ..................      46,000               74,750
Plains Resources Inc.* ...................     400,000            7,600,000
Post Energy Corp.* .......................     400,000            1,765,705
Probe Exploration Inc.*+ .................   1,500,000              550,085
Purcell Energy Ltd.* .....................     229,000              348,360
Ranger Oil Ltd.* .........................   1,553,000            7,667,937
Richland Petroleum Corp.* ................     332,900              746,058
Santa Fe Snyder Corp.* ...................     266,930            2,035,341
Seven Seas Petroleum Inc.* ...............     657,600            1,808,400
Southern Mineral Corp.* ..................     213,500               73,391
Southernera Resources Ltd.* ..............     302,400            1,006,289
Southwestern Energy Co. ..................     359,300            3,795,106
St. Mary Land & Exploration Co.* .........      58,400            1,200,850
Talisman Energy Inc. .....................     160,000            4,250,000
Tap Oil NL* ..............................   1,926,400              827,740
Thunder Energy Inc.* .....................     300,000              356,536
Titan Exploration Inc.* ..................     668,723            3,343,615
Tom Brown, Inc.* .........................     205,900            3,204,319
Tri-Link Resources Ltd. Cl. A* ...........     175,100            1,183,188
Ulster Petroleum Ltd.* ...................     373,500            3,703,294
Ultra Petroleum Corp.* ...................     586,100              477,637
Vermilion Resources Ltd.* ................     200,000              584,041
Westminster Resource Ltd.* ...............      66,300              180,102
Wolverine Energy Corp.* ..................     165,000               20,730
                                                                -----------
                                                                100,614,364
                                                                -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              Value
                                              Shares         (Note 1)
-----------------------------------------------------------------------
Oil Service 21.0%
Atwood Oceanics Inc.* ....................      75,400      $ 2,356,250
Badger Daylighting Inc. ..................     125,000          496,605
BJ Services Co.* .........................      54,800        1,613,175
Cooper Cameron Corp.* ....................      37,500        1,389,844
Ensco International Inc. .................     150,000        2,990,625
Global Industries Inc.* ..................     150,900        1,933,406
Halliburton Co. ..........................      50,000        2,262,500
Marine Drilling Companies, Inc.* .........     150,000        2,053,125
NewPark Resources Inc.* ..................     443,800        3,938,725
Niko Resources Ltd.* .....................     100,000          373,515
Noble Drilling Corp.* ....................     133,300        2,624,344
Pason Systems Inc.* ......................     400,000        1,358,234
Petroleum Geo-Services ADR ...............     150,000        2,231,250
Precision Drilling Corp.* ................     208,900        3,982,156
R & B Falcon Corp.* ......................     100,000          937,500
Stellarton Energy Corp.Cl. A*+ ...........     150,000          193,548
TMBR / Sharp Drilling Inc.* ..............     136,800          743,850
Transocean Offshore Inc. .................      75,000        1,968,750
Willbros Group Inc.* .....................      29,100          247,350
                                                            -----------
                                                             33,694,752
                                                            -----------
Total Energy .........................................      134,309,116
                                                            -----------
Utility 9.2%
Natural Gas 9.2%
Markwest Hydrocarbon Inc.* ...............      37,500          328,125
Western Gas Resources Inc. ...............     899,900       14,398,400
                                                            -----------
                                                             14,726,525
                                                            -----------
Total Utility ........................................       14,726,525
                                                            -----------
Total Equity Securities (Cost $209,572,428) ..........      157,261,396
                                                            -----------
SHORT-TERM INVESTMENTS 2.6%
AIM Liquid Assets Portfolio ..............   4,215,196        4,215,196
                                                            -----------
Total Short-Term Investments (Cost $4,215,196) .......        4,215,196
                                                            -----------

-----------------------------------------------------------------------------------------
                                                   Principal   Maturity
                                                     Amount      Date
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER 2.2%
Associates First Capital Corp.,
  5.70% ........................................  $3,528,000   7/01/1999        3,528,000
                                                                                ---------
Total Commercial Paper (Cost $3,528,000) ...............................        3,528,000
                                                                                ---------
Total Investments (Cost $217,315,624)--103.1% ..........................      165,004,592
Cash and Other Assets, Less Liabilities--(3.1%) ........................       (4,960,224)
                                                                              -----------
Net Assets--100.0% .....................................................     $160,044,368
                                                                             ============

Federal Income Tax Information:
At June 30, 1999, the net unrealized depreciation of
  investments based on cost for Federal income tax
  purposes of $218,935,946 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ....     $ 24,214,754
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ....      (78,146,108)
                                                              ------------
                                                              $(53,931,354)
                                                              ============

--------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
++Security restricted as to public resale. The total cost and market value of restricted securities owned at June 30, 1999 were $218,770 and $4,522 (0.00% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1999 were $8,131,168 and $2,177,978 (1.36% of net assets), respectively.
  Diversification of Equity Securities at June 30, 1999 (as a percentage of net assets) was United States 60.0%, Canada 32.4%, Norway 2.0%, Australia 1.7%, Papua New Guinea 1.3%, Cayman Islands 1.2%, South Africa 0.8%, Ghana 0.4%, United Kingdom 0.2%.
@ Security valued under consistently applied procedures established by the Trustees.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999

Assets
Investments, at value (Cost $217,315,624) (Note 1) ...................   $165,004,592
Cash .................................................................            916
Receivable for fund shares sold ......................................        126,408
Dividends and interest receivable ....................................         49,492
Receivable for securities sold .......................................         32,499
Other assets .........................................................         28,375
                                                                         ------------
                                                                          165,242,282
Liabilities
Payable for collateral received on securities loaned .................      4,215,196
Payable for fund shares redeemed .....................................        493,077
Accrued transfer agent and shareholder services
  (Note 2) ...........................................................        187,711
Accrued management fee (Note 2) ......................................        103,694
Accrued distribution and service fees (Note 4) .......................         89,337
Accrued trustees' fees (Note 2) ......................................         17,730
Other accrued expenses ...............................................         91,169
                                                                         ------------
                                                                            5,197,914
                                                                         ------------
Net Assets                                                               $160,044,368
                                                                         ============
Net Assets consist of:
 Unrealized depreciation of investments ..............................   $(52,311,032)
 Accumulated net realized loss .......................................    (46,033,924)
 Paid-in capital .....................................................    258,389,324
                                                                         ------------
                                                                         $160,044,368
                                                                         ============
Net Asset Value and redemption price per share of
  Class A shares ($67,155,202 [divided by] 5,525,602 shares) .........         $12.15
                                                                               ======
Maximum Offering Price per share of Class A shares
  ($12.15 [divided by] .9425) ........................................         $12.89
                                                                               ======
Net Asset Value and offering price per share of
  Class B(1) shares ($5,052,913 [divided by] 437,168 shares)*.........         $11.56
                                                                               ======
Net Asset Value and offering price per share of
  Class B shares ($56,707,842 [divided by] 4,898,888 shares)*.........         $11.58
                                                                               ======
Net Asset Value and offering price per share of
  Class C shares ($25,537,921 [divided by] 2,212,208 shares)*.........         $11.54
                                                                               ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($5,590,490 [divided by] 449,650 shares) ...........................         $12.43
                                                                               ======

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1999

Investment Income
Dividends, net of foreign taxes of $9,381 ...............   $    645,335
Interest (Note 1) .......................................        245,811
                                                            ------------
                                                                 891,146
Expenses
Management fee (Note 2) .................................      1,116,563
Transfer agent and shareholder services (Note 2) ........        592,482
Custodian fee ...........................................        150,657
Reports to shareholders .................................         49,566
Audit fee ...............................................         27,552
Legal fees ..............................................         24,836
Trustees' fees (Note 2) .................................         17,730
Service fee-Class A (Note 4) ............................        148,925
Distribution and service fees-Class B(1) (Note 4) .......         15,097
Distribution and service fees-Class B (Note 4) ..........        592,566
Distribution and service fees-Class C (Note 4) ..........        245,037
Miscellaneous ...........................................         14,011
                                                            ------------
                                                               2,995,022
Fees paid indirectly (Note 2) ...........................        (25,561)
                                                            ------------
                                                               2,969,461
                                                            ------------
Net investment loss .....................................     (2,078,315)
                                                            ------------
Realized and Unrealized Loss on Investments
Net realized loss on investments (Notes 1 and 3) ........    (46,014,337)
Net unrealized depreciation of investments ..............     (6,567,556)
                                                            ------------
Net loss on investments .................................    (52,581,893)
                                                            ------------
Net decrease in net assets resulting from operations.....   $(54,660,208)
                                                            ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Years ended June 30
                                         -------------------------------
                                             1998               1999
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ..................   $ (2,976,161)      $ (2,078,315)
Net realized gain (loss) on
  investments, foreign currency
  and forward contracts ..............     30,028,876        (46,014,337)
Net unrealized depreciation
  of investments .....................    (73,157,253)        (6,567,556)
                                         ------------       ------------
Net decrease resulting from
  operations .........................    (46,104,538)       (54,660,208)
                                         ------------       ------------
Distributions from net realized gains:
 Class A .............................     (9,874,227)        (3,619,542)
 Class B .............................    (10,098,016)        (3,887,699)
 Class C .............................     (3,889,057)        (1,503,483)
 Class S .............................     (1,118,083)          (209,120)
                                         ------------       ------------
                                          (24,979,383)        (9,219,844)
                                         ------------       ------------
Net increase from fund share
  transactions (Note 6) ..............     89,454,451          8,549,006
                                         ------------       ------------
Total increase (decrease) in
  net assets .........................     18,370,530        (55,331,046)
Net Assets
Beginning of year ....................    197,004,884        215,375,414
                                         ------------       ------------
End of year ..........................   $215,375,414       $160,044,368
                                         ============       ============


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999


Note 1

State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Alpha Fund, State Street Research Argo Fund and State Street Research Athletes Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1999, the Fund has designated as long-term $7,111,389 of the distributions from net realized gains.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At June 30, 1999, the Fund had a capital loss carryforward of $6,860,770 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on June 30, 2007.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through June 30, 1999, the Fund incurred net capital losses of approximately $37,553,000 and it intends to defer and treat such losses as arising in the fiscal year ended June 30, 2000.


F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 1999, the value of the securities loaned and the value of collateral were $3,702,363 and $4,592,794 (including $4,215,196 of cash collateral), respectively. During the year ended June 30, 1999, income from securities lending amounted to $57,100 and is included in interest income.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1999, the fees pursuant to such agreement amounted to $1,116,563.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1999, the amount of such shareholder servicing and account maintenance expenses was $199,452.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended June 30, 1999, the Fund's transfer agent fees were reduced by $25,561 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,730 during the year ended June 30, 1999.


Note 3

For the year ended June 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $82,339,795 and $83,004,159, respectively.


Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1999, fees pursuant to such plans amounted to $148,925, $592,566 and $245,037 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to June 30, 1999, fees pursuant to such plans amounted to $15,097 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $86,354 and $45,842, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $85,074 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $126,973 and $7,664 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $15,186 on sales and the Distributor collected contingent deferred sales charges aggregating $6,745 on redemptions of Class B(1) shares during the period January 1, 1999 (commencement of share class) to June 30, 1999.


Note 5

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                                 Years ended June 30
                                                                              ---------------------------
                                                                                         1998
                                                                              ---------------------------
Class A                                                                         Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     3,760,941    $  87,083,305
Issued upon reinvestment of distributions from net realized gains ........       408,880        9,169,116
Shares repurchased .......................................................    (2,997,412)     (66,376,129)
                                                                              ----------    -------------
Net increase .............................................................     1,172,409    $  29,876,292
                                                                              ==========    =============
Class B(1)*                                                                     Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................            --               --
Shares repurchased .......................................................            --               --
                                                                              ----------    -------------
Net increase .............................................................            --               --
                                                                              ==========    =============
Class B                                                                        Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     2,966,308    $  63,952,013
Issued upon reinvestment of distributions from net realized gains ........       437,810        9,510,796
Shares repurchased .......................................................    (1,646,026)     (33,380,085)
                                                                              ----------    -------------
Net increase (decrease) ..................................................     1,758,092    $  40,082,724
                                                                              ==========    =============
Class C                                                                        Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     1,640,285    $  35,555,627
Issued upon reinvestment of distributions from net realized gains ........       167,922        3,639,263
Shares repurchased .......................................................      (819,924)     (16,782,276)
                                                                              ----------    -------------
Net increase (decrease) ..................................................       988,283    $  22,412,614
                                                                              ==========    =============
Class S                                                                         Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................       529,650    $  12,184,343
Issued upon reinvestment of distributions from net realized gains ........        48,358        1,107,030
Shares repurchased .......................................................      (725,982)     (16,208,552)
                                                                              ----------    -------------
Net increase (decrease) ..................................................      (147,974)   $  (2,917,179)
                                                                              ==========    =============

                                                                                  Years ended June 30
                                                                              ---------------------------
                                                                                         1999
                                                                              ---------------------------
Class A                                                                         Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     9,547,596    $ 106,672,440
Issued upon reinvestment of distributions from net realized gains ........       347,217        3,362,264
Shares repurchased .......................................................    (9,116,127)    (101,535,221)
                                                                              ----------    -------------
Net increase .............................................................       778,686    $   8,499,483
                                                                              ==========    =============
Class B(1)*                                                                     Shares       Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................       552,033    $   5,148,104
Shares repurchased .......................................................      (114,865)      (1,235,708)
                                                                              ----------    -------------
Net increase .............................................................       437,168    $   3,912,396
                                                                              ==========    =============
Class B                                                                         Shares       Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     1,834,773    $  20,961,694
Issued upon reinvestment of distributions from net realized gains ........       392,245        3,628,438
Shares repurchased .......................................................    (2,697,037)     (28,620,805)
                                                                              ----------    -------------
Net increase (decrease) ..................................................      (470,019)   $  (4,030,673)
                                                                              ==========    =============
Class C                                                                         Shares       Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................     1,115,539    $  11,753,691
Issued upon reinvestment of distributions from net realized gains ........       148,917        1,374,717
Shares repurchased .......................................................    (1,305,845)     (13,956,016)
                                                                              ----------    -------------
Net increase (decrease) ..................................................       (41,389)   $    (827,608)
                                                                              ==========    =============
Class S                                                                         Shares       Amount
---------------------------------------------------------------------------------------------------------
Shares sold ..............................................................       510,007    $   5,687,504
Issued upon reinvestment of distributions from net realized gains ........        21,123          208,699
Shares repurchased .......................................................      (406,508)      (4,900,795)
                                                                              ----------    -------------
Net increase (decrease) ..................................................       124,622    $     995,408
                                                                              ==========    =============

---------------------------------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                            Class A
                                                                  ------------------------------------------------------------
                                                                                      Years ended June 30
                                                                  ------------------------------------------------------------
                                                                  1995(a)      1996(a)      1997(a)      1998(a)       1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              11.84        12.16        17.44        22.39        17.35
                                                                    -----        -----        -----        ------       ------
 Net investment loss ($)*                                           (0.16)       (0.20)       (0.15)       (0.18)        (0.11)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         0.48         5.48         5.86        (2.52)        (4.34)
                                                                   ------       ------       ------       -------      -------
Total from investment operations ($)                                 0.32         5.28         5.71        (2.70)        (4.45)
                                                                   ------       ------       ------       -------      -------
 Distributions from net realized gains ($)                            --           --         (0.76)       (2.34)        (0.75)
                                                                   ------       ------       ------       -------      -------
Total distributions ($)                                               --           --         (0.76)       (2.34)        (0.75)
                                                                   ------       ------       ------       -------      -------
Net asset value, end of year ($)                                    12.16        17.44        22.39        17.35        12.15
                                                                   ======       ======       ======       =======      =======
Total return(b) (%)                                                  2.70        43.42        32.96       (14.28)       (24.56)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            25,692       30,943       80,029       82,376       67,155
Ratio of operating expenses to average net assets (%)*               1.75         1.75         1.42         1.46         1.59
Ratio of net investment loss to average net assets (%)*             (1.41)       (1.47)       (0.73)       (0.82)        (0.97)
Portfolio turnover rate (%)                                         62.94        92.33        51.67        68.69        55.89
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                          0.09         0.05         0.00           --           --

                                                                                                                    Class B(1)
                                                                                                                -------------------
                                                                                                                   Period ended
                                                                                                                June 30, 1999(a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                                                                 9.44
                                                                                                                        -----
 Net investment loss ($)                                                                                                (0.08)
 Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                                                                             2.20
                                                                                                                        -----
Total from investment operations ($)                                                                                     2.12
                                                                                                                        -----
Net asset value, end of period ($)                                                                                      11.56
                                                                                                                        =====
Total return(b) (%)                                                                                                     22.46(d)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                                                                               5,053
Ratio of operating expenses to average net assets (%)                                                                    2.19(e)
Ratio of net investment loss to average net assets (%)                                                                  (1.64)(e)
Portfolio turnover rate (%)                                                                                             55.89

--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------



                                                                                           Class B
                                                                  -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                  -----------------------------------------------------------
                                                                 1995(a)      1996(a)      1997(a)       1998(a)      1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             11.78        12.03        17.12         21.80        16.71
                                                                  ------       ------       ------        ------       ------
 Net investment loss ($)*                                          (0.23)       (0.30)       (0.30)        (0.33)       (0.19)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                        0.48         5.39         5.74         (2.42)       (4.19)
                                                                  ------       ------       ------        ------       ------
Total from investment operations ($)                                0.25         5.09         5.44         (2.75)       (4.38)
                                                                  ------       ------       ------        ------       ------
 Distributions from net realized gains ($)                           --           --         (0.76)        (2.34)       (0.75)
                                                                  ------       ------       ------        ------       ------
Total distributions ($)                                              --           --         (0.76)        (2.34)       (0.75)
                                                                  ------       ------       ------        ------       ------
Net asset value, end of year ($)                                   12.03        17.12        21.80         16.71        11.58
                                                                  ======       ======       ======        ======       ======
Total return(b) (%)                                                 2.12        42.31        31.98        (14.94)      (25.10)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            7,030       12,828       78,701        89,689       56,708
Ratio of operating expenses to average net assets (%)*              2.33         2.50         2.17          2.21         2.34
Ratio of net investment loss to average net assets (%)*            (1.98)       (2.20)       (1.47)        (1.57)       (1.73)
Portfolio turnover rate (%)                                        62.94        92.33        51.67         68.69        55.89
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                         0.09         0.04         0.00           --           --


                                                                                           Class C
                                                                  -----------------------------------------------------------
                                                                                     Years ended June 30
                                                                  -----------------------------------------------------------
                                                                 1995(a)      1996(a)      1997(a)       1998(a)       1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             11.77        12.02        17.10         21.76        16.67
                                                                  ------        -----       ------        ------       ------
 Net investment loss ($)*                                          (0.23)       (0.30)       (0.30)        (0.33)       (0.19)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                        0.48         5.38         5.72         (2.42)       (4.19)
                                                                  ------        -----       ------        ------       ------
Total from investment operations ($)                                0.25         5.08         5.42         (2.75)       (4.38)
                                                                  ------        -----       ------        ------       ------
 Distributions from net realized gains ($)                            --           --        (0.76)        (2.34)       (0.75)
                                                                  ------        -----       ------        ------       ------
Total distributions ($)                                               --           --        (0.76)        (2.34)       (0.75)
                                                                  ------        -----       ------        ------       ------
Net asset value, end of year ($)                                   12.02        17.10        21.76         16.67        11.54
                                                                  ======        =====       ======        ======       ======
Total return(b) (%)                                                 2.12        42.26        31.90        (14.97)      (25.17)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            2,350        5,154       27,528        37,566       25,538
Ratio of operating expenses to average net assets (%)*              2.33         2.50         2.17          2.21         2.34
Ratio of net investment loss to average net assets (%)*            (1.99)       (2.20)       (1.45)        (1.57)       (1.72)
Portfolio turnover rate (%)                                        62.94        92.33        51.67         68.69        55.89
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                         0.09         0.05         0.00            --           --


--------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Class S
                                                                 ------------------------------------------------------------
                                                                                     Years ended June 30
                                                                 ------------------------------------------------------------
                                                                 1995(a)      1996(a)      1997(a)       1998(a)       1999(a)
----------------------------------------------------------------------------------------------------------------------------=
Net asset value, beginning of year ($)                             11.90        12.27        17.64         22.72        17.67
                                                                   -----        -----       ------        ------       ------
 Net investment loss ($)*                                          (0.11)       (0.17)       (0.10)        (0.13)       (0.08)
 Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                        0.48         5.54         5.94         (2.58)       (4.41)
                                                                   -----        -----       ------        ------       ------
Total from investment operations ($)                                0.37         5.37         5.84         (2.71)       (4.49)
                                                                   -----        -----       ------        ------       ------
 Distributions from net realized gains ($)                            --           --        (0.76)        (2.34)       (0.75)
                                                                   -----        -----       ------        ------       ------
Total distributions ($)                                               --           --        (0.76)        (2.34)       (0.75)
                                                                   -----        -----       ------        ------       ------
Net asset value, end of year ($)                                   12.27        17.64        22.72         17.67        12.43
                                                                   =====        =====       ======        ======       ======
Total return(b) (%)                                                 3.11        43.77        33.33        (14.11)      (24.33)
Ratios/supplemental data:
Net assets at end of year ($ thousands)                            3,288        5,632       10,747         5,745        5,590
Ratio of operating expenses to average net assets (%)*              1.33         1.50         1.17          1.21         1.34
Ratio of net investment loss to average net assets (%)*            (1.01)       (1.20)       (0.48)        (0.55)       (0.70)
Portfolio turnover rate (%)                                        62.94        92.33        51.67         68.69        55.89
*Reflects voluntary reduction of expenses per share of these
amounts ($)                                                         0.08         0.05         0.00            --           --

-----------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 1999

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Global Resources Fund had a difficult year. The total return for the Fund's Class A shares was -24.56% (does not reflect sales charge) for the 12 months ended June 30, 1999. The Fund underperformed the Lipper average natural resources fund, which rose 2.50%.

The Fund was hurt by declining prices in the first half of the year. The price of crude oil fell as a result of rising supply and lower demand. The price of gold sank as several countries reduced their inventories, thus raising the supply of gold on the market. However, in the second half of the year, the price of oil rose and natural gas prices also moved higher.

Early in the period, the Fund was hurt by its heavy emphasis on oil exploration and production stocks. However, once the price of oil began to move up, this was one of the strongest performing groups in the energy sector.

The Fund is positioned to take advantage of a potential comeback in smaller company energy stocks, which historically have lagged large company energy stocks by as much as nine months.

June 30, 1999


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.


[line charts]

                       Change in Value of $10,000 Based on
                     the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund

                                 Class A Shares

                          ---------------------------------
                             Average Annual Total Return
                          ---------------------------------
                           1 Year   5 Years   Life of Fund
                          ---------------------------------
                          -28.90%    3.60%        1.89%
                          ---------------------------------

                             Global Resources Fund        S&P 500
                             ---------------------        -------
                3/90                   9425                10000
                6/90                   8865                10901
                6/91                   7244                11704
                6/92                   6370                13271
                6/93                  10731                15076
                6/94                   9404                15287
                6/95                   9658                19267
                6/96                  13852                24272
                6/97                  18418                32689
                6/98                  15788                42553
                6/99                  11910                52238

                                Class B(1) Shares

                          ---------------------------------
                             Average Annual Total Return
                          ---------------------------------
                           1 Year   5 Years   Life of Fund
                          ---------------------------------
                          -28.69%    3.72%        2.07%
                          ---------------------------------

                             Global Resources Fund        S&P 500
                             ---------------------        -------
                3/90                  10000                10000
                6/90                   9405                10901
                6/91                   7686                11704
                6/92                   6759                13271
                6/93                  11385                15076
                6/94                   9927                15287
                6/95                  10138                19267
                6/96                  14427                24272
                6/97                  19042                32689
                6/98                  16197                42553
                6/99                  12111                52238

                                 Class B Shares

                          ---------------------------------
                             Average Annual Total Return
                          ---------------------------------
                           1 Year   5 Years   Life of Fund
                          ---------------------------------
                          -28.56%    3.76%        2.09%
                          ---------------------------------

                             Global Resources Fund        S&P 500
                             ---------------------        -------
                3/90                  10000                10000
                6/90                   9405                10901
                6/91                   7686                11704
                6/92                   6759                13271
                6/93                  11385                15076
                6/94                   9927                15287
                6/95                  10138                19267
                6/96                  14427                24272
                6/97                  19042                32689
                6/98                  16197                42553
                6/99                  12132                52238

                                 Class C Shares

                          ---------------------------------
                             Average Annual Total Return
                          ---------------------------------
                           1 Year   5 Years   Life of Fund
                          ---------------------------------
                          -25.86%    4.05%        2.06%
                          ---------------------------------

                             Global Resources Fund        S&P 500
                             ---------------------        -------
                3/90                  10000                10000
                6/90                   9405                10901
                6/91                   7686                11704
                6/92                   6759                13271
                6/93                  11385                15076
                6/94                   9919                15287
                6/95                  10130                19267
                6/96                  14411                24272
                6/97                  19008                32689
                6/98                  16163                42553
                6/99                  12095                52238

                      Class S Shares

                          ---------------------------------
                             Average Annual Total Return
                          ---------------------------------
                           1 Year   5 Years   Life of Fund
                          ---------------------------------
                          -24.33%    5.13%        2.75%
                          ---------------------------------

                             Global Resources Fund        S&P 500
                             ---------------------        -------
                3/90                  10000                10000
                6/90                   9405                10901
                6/91                   7686                11704
                6/92                   6759                13271
                6/93                  11394                15076
                6/94                  10028                15287
                6/95                  10340                19267
                6/96                  14866                24272
                6/97                  19820                32689
                6/98                  17024                42553
                6/99                  12882                52238

[end line charts]

--------------------------------------------------------------------------------
___ Global Resources Fund                                            --- S&P 500
--------------------------------------------------------------------------------

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Global Resources Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Bartlett R. Geer
Vice President


F. Gardner Jackson, Jr.
Vice President


Thomas P. Moore, Jr.
Vice President


Brian P. O'Dell
Vice President


Daniel J. Rice III
Vice President


James M. Weiss
Vice President


John T. Wilson
Vice President


Peter A. Zuger
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation


Steve A. Garban
Former Senior Vice President for
Finance and Operations and
Treasurer, The Pennsylvania State
University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and
Director, Hewlett-Packard
Company


Toby Rosenblatt
President,
Founders Investments Ltd.
President,
The Glen Ellen Company


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[back cover]

                                                  --------------
State Street Research Global Resources Fund          Bulk Rate
One Financial Center                               U.S. Postage
Boston, MA 02111                                       PAID
                                                     Permit #6
                                                   Hartford, CT
                                                  --------------

     [logo: STATE STREET RESEARCH
               75 YEARS
            LASTING VALUES
            --------------
            LEADING IDEAS]

Questions? Comments?

Call us at 1-800-562-0032
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
     www.ssrfunds.com


[logo: State Street Research]


This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Global Resources Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after September 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  (exp0800)SSR-LD                                    GR-021G-0899

[front cover]
                              STATE STREET RESEARCH
                              ---------------------
                              ATHLETES FUND
                              ---------------------
                              ANNUAL REPORT
                              June 30, 1999

                              -------------
                              WHAT'S INSIDE
                              -------------

                              From the Chairman

                              American investors have been
                              handsomely rewarded


                              Portfolio Manager's Review

                              An all-star performance


                              Fund Information

                              Facts and figures


                              Plus, Complete Portfolio Holdings
                              and Financial Statements


                                                        [DALBAR AWARD:
                                                       Dalbar Key Honors
                                                        Commitment To:
                                                           Investors
                                                             1998]

                                                        For Excellence
                                                              in
                                                      Shareholder Service

[logo: State Street Research]

FROM THE CHAIRMAN


[PHOTO OF RALPH F. VERNI]


                Dear Shareholder:

                For seven years running, and with few interruptions, the United States has enjoyed a "best of all possible financial worlds" existence. Stocks and bonds have been strong, inflation and interest rates have fallen, and the economy has grown at a pace that seemed just right.

                Better yet, American workers have reaped the benefits of a healthy economy, and American investors have been handsomely rewarded. Many have taken their prosperity to the mall, where retail sales have been strong. However, we may have been carried away with our recent success. The nation's savings rate has fallen to -1.2%.


Stocks

Although the U.S. stock market suffered a severe correction last summer, most segments staged a comeback. In the first quarter of 1999, the Dow Jones Industrial Average passed a significant milestone, 10,000, and ended the 12-month period just short of 11,000. The S&P 500, a broad measure of stock market performance, gained 22.76%.(1)

Large-company growth and technology stocks were the strongest performers, led by Internet stocks. Gains were concentrated in a narrow band of stocks most of the time. It was a challenge for investors to match the market's returns with their own portfolios. Finally, the gap between large-company growth stocks and the rest began to narrow. Performance of small- and medium-sized company stocks improved, and value stocks came back to life.


Bonds

The bond market benefited from the Federal Reserve Board's three quick interest rate cuts last fall, then struggled under the weight of a robust economy. Even before the Fed raised the short-term interest rate--a move widely-expected before it was actually announced on June 30--the yield on the benchmark climbed back above 6.0%. (Remember, the higher the yield, the worse it is for bonds.) As a result, U.S. Treasury bonds went from leaders to laggards. High-yield "junk" bonds, which had been weak, were buoyed by the strong economic news.


International

Hopes for the euro, the new common currency shared by 11 European nations, helped European markets initially. But the luster was short-lived. Many European economies, still feeling the effects of weakness in Asian markets, stumbled in the first half of 1999. Asian emerging markets started to show some signs of life, while Latin emerging markets remain mired in currency woes. Japan's stock market delivered strong gains in the first half of 1999, encouraged by corporate restructurings and signs that Japan's Central Bank is beginning to help its economy.


Outlook and Opportunities

As investors, you may be pondering your strategy in a market that has produced both strong gains and extraordinary volatility. Regardless of the environment, we are confident that our in-depth research can help us uncover good values, both at home and abroad. As always, we will be diligent in seeking new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

June 30, 1999


(1)The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)25.34% for Class B(1) shares; 25.34% for Class B shares; 25.48% for Class C shares; 26.62% for Class S shares.

(3)Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends, at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(4)Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 1999)
--------------------------------------------------------------------------------

Average Annual Total Return
(at maximum applicable sales charge)(3,4)

-----------------------------------------
            Life of Fund
           (since 3/27/98)        1 Year
-----------------------------------------
Class A        19.46%              19.06%
-----------------------------------------
Class B(1)     21.16%              20.34%
-----------------------------------------
Class B        21.16%              20.34%
-----------------------------------------
Class C        24.26%              24.48%
-----------------------------------------
Class S        25.43%              26.62%
-----------------------------------------

Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Athletes Fund: An all-star performance

[PHOTO OF GARDNER JACKSON]
    Gardner Jackson
   Portfolio Manager

                     We spoke with Gardner Jackson, portfolio manager of State Street Research Athletes Fund, about the year ended June 30, 1999 and his views on the period ahead.


                     Q: How did the Fund perform last year?

                     A: This was the Fund's first full fiscal year, and we certainly met our objectives. Class A shares gained 26.32%, [does not reflect sales charge]2 for the 12 months ended June 30, 1999. Returns were in the top fifth of the Lipper growth funds average, which gained 18.87% over the same period. The Fund also outpaced the S&P 500, a broad measure of common stock performance, which gained 22.76% for the year.1


Q: What accounted for the Fund's all-star performance relative to its peers?

A: More than half of the Fund's success was the result of sector weighting, specifically our emphasis on technology. Over the course of the year, we underweighted industrial commodity and cyclical stocks and had no investments in the automotive industry.

Stock selection in the consumer discretionary sector and in multi-sector companies accounted for much of the rest of our outperformance. The leaders in these two groups were America Online in consumer and Tyco International and General Electric in multi-sector stocks.


Q: Were there any disappointments during the year?

A: In technology, Cadence Design was the most significant disappointment as a new market opportunity did not develop as rapidly as expected. In addition, two well-positioned companies, Boston Scientific and Rite Aid, tried to grow their businesses faster than their ability to control them, resulting in earnings and stock price disappointments.


Q: What other strategies have helped propel Athletes Fund?

A: We responded to the volatility and changing nature of the market by moving from several high-quality, high-confidence, but highly-valued growth companies, such as Pfizer, to investments in companies with accelerating earnings and lower valuations such as Texas Instruments and Ascend Communications.

By aggressively harvesting losses, we were able to absorb capital gains when reducing individual stock positions which had become too large. America Online is a good example of a large position which we cut back over two quarters.


Q: What is your outlook for growth stocks?

A: Our outlook over the near term is that rising long-term interest rates in the U.S. will gradually slow the drivers of the economy. As that happens, companies with strong sustainable growth which comprise the core of the Fund should hold and improve on their current returns.

June 30, 1999


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Top 10 Stock Positions
(by percentage of net assets)

(1)  Microsoft Computer software & service                                   4.1%
(2)  Tyco International Diversified manufacturer                             3.8%
(3)  Cisco Systems Computer network products                                 3.8%
(4)  IBM Computer systems                                                    3.0%
(5)  MCI WorldCom Telecommunications services                                3.0%
(6)  Johnson & Johnson Medical products                                      2.9%
(7)  McDonald's Fast food restaurant franchising                             2.8%
(8)  Anheuser Busch Brewer                                                   2.6%
(9)  Texas Instruments Semiconductors                                        2.6%
(10) General Electric Consumer/industrial products                           2.6%


These securities represent an aggregate of 31.2% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


Top 5 Industries
(by percentage of net assets)

[start bar chart]

Computer
Technology              12.8%

Multi-Sector
Companies               10.1%

Telecommunications       8.5%

Drugs &
Biotechnology            6.4%

Retail                   6.3%

Total: 44.1%

Largest Contributors to Performance
(July 1, 1998 through June 30, 1999)

Positive [upward arrow]
--------------------------------------------------------------------------------

America Online
Excitement about Internet and strong subscriber growth

Cisco Systems
Higher earnings growth and demand for Internet infrastructure

MediaOne Group
Benefited from AT&T's need for cable assets


Negative [downward arrow]
--------------------------------------------------------------------------------

Boston Scientific
Disappointing financial controls

Rite Aid
Expansion program outgrew management's control

Coca-Cola
Slowdown in foreign business due to economic recession

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999

---------------------------------------------------------------------
                                                            Value
                                                Shares     (Note 1)
---------------------------------------------------------------------
COMMON STOCKS 96.8%
Consumer Discretionary 16.8%
Commercial Services 4.2%
America Online Inc.* ......................      3,100    $   342,550
Waste Management Inc.* ....................      8,200        440,750
                                                          -----------
                                                              783,300
                                                          -----------
Communications, Media & Entertainment 1.5%
CBS Corp.* ................................      6,600        286,688
                                                          -----------
Household Furnishings 2.0%
Black & Decker Corp. ......................      6,000        378,750
                                                          -----------
Restaurants 2.8%
McDonald's Corp. ..........................     12,600        520,537
                                                          -----------
Retail 6.3%
Circuit City Stores Inc. ..................      3,200        297,600
Home Depot Inc. ...........................      4,600        296,413
Staples Inc.* .............................      9,150        283,078
Wal-Mart Stores, Inc. .....................      6,600        318,450
                                                          -----------
                                                            1,195,541
                                                          -----------
Total Consumer Discretionary .........................      3,164,816
                                                          -----------
Consumer Staples 4.5%
Beverages 2.7%
Anheuser-Busch Companies, Inc. ............      7,000        496,563
                                                          -----------
Household Products 1.8%
Colgate-Palmolive Co. .....................      3,500        345,625
                                                          -----------
Total Consumer Staples ...............................        842,188
                                                          -----------
Financial Services 11.7%
Banks & Savings & Loan 2.5%
Chase Manhattan Corp. .....................      5,500        476,437
                                                          -----------
Insurance 3.3%
Ace Ltd. ..................................      6,600        186,450
American International Group Inc. .........      3,650        427,278
                                                          -----------
                                                              613,728
                                                          -----------
Miscellaneous Financial 5.9%
Capital One Financial Corp. ...............      8,100        451,069
Citigroup, Inc. ...........................      7,950        377,625
Morgan Stanley Dean Witter & Co. ..........      2,700        276,750
                                                          -----------
                                                            1,105,444
                                                          -----------
Total Financial Services .............................      2,195,609
                                                          -----------

---------------------------------------------------------------------
                                                            Value
                                                Shares     (Note 1)
---------------------------------------------------------------------
Health Care 6.4%
Drugs & Biotechnology 6.4%
Johnson & Johnson .........................      5,500    $   539,000
Pharmacia & Upjohn Inc. ...................      6,900        392,006
Schering-Plough Corp. .....................      5,200        275,600
                                                          -----------
                                                            1,206,606
                                                          -----------
Total Health Care ....................................      1,206,606
                                                          -----------
Integrated Oils 2.9%
Integrated International 2.9%
Exxon Corp. ...............................      4,800        370,200
Total SA Cl. B ADR* .......................      2,800        180,425
                                                          -----------
                                                              550,625
                                                          -----------
Total Integrated Oils ................................        550,625
                                                          -----------
Materials & Processing 1.1%
Chemicals 1.1%
Dow Chemical Co. ..........................      1,600        203,000
                                                          -----------
Total Materials & Processing .........................        203,000
                                                          -----------
Other 10.1%
Multi-Sector 10.1%
AlliedSignal Inc. .........................      6,400        403,200
General Electric Co. ......................      4,300        485,900
Raytheon Co. Cl. B ........................      4,100        288,537
Tyco International Ltd. ...................      7,600        720,100
                                                          -----------
                                                            1,897,737
                                                          -----------
Total Other ..........................................      1,897,737
                                                          -----------
Other Energy 1.7%
Oil Well Equipment & Services 1.7%
Halliburton Co. ...........................      6,900        312,225
                                                          -----------
Total Other Energy ...................................        312,225
                                                          -----------
Producer Durables 7.6%
Miscellaneous Equipment 1.8%
Danaher Corp. .............................      5,800        337,125
                                                          -----------
Office Furniture & Business Equipment 1.7%
Xerox Corp. ...............................      5,600        330,750
                                                          -----------
Production Technology Equipment 4.1%
Solectron Corp.* ..........................      4,800        320,100
Teradyne Inc.* ............................      6,200        444,850
                                                          -----------
                                                              764,950
                                                          -----------
Total Producer Durables ..............................      1,432,825
                                                          -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                Value
                                                     Shares    (Note 1)
------------------------------------------------------------------------
Technology 23.7%
Communications Technology 2.1%
Lucent Technologies Inc. .........................    5,900   $  397,881
                                                              ----------
Computer Software 4.1%
Microsoft Corp.* .................................    8,500      766,594
                                                              ----------
Computer Technology 12.8%
Cisco Systems Inc.* ..............................   11,100      715,950
Electronic Data Systems Corp. ....................    7,200      407,250
EMC Corp.* .......................................    5,800      319,000
International Business Machines Corp. ............    4,400      568,700
Sun Microsystems Inc.* ...........................    5,600      385,875
                                                              ----------
                                                               2,396,775
                                                              ----------
Electronics 2.1%
Nokia Corp. ADR ..................................    4,300      393,719
                                                              ----------
Electronics: Semi-Conductors/Components 2.6%
Texas Instruments Inc. ...........................    3,400      493,000
                                                              ----------
Total Technology ..........................................    4,447,969
                                                              ----------
Utilities 10.3%
Cable Television & Radio 1.8%
Cox Communications Inc. Cl. A* ...................    9,000      331,313
                                                              ----------
Telecommunications 8.5%
Alltel Corp. .....................................    6,100      436,150
MCI WorldCom Inc.* ...............................    6,600      568,012
MediaOne Group Inc.* .............................    3,500      260,313
Qwest Communications International Inc.* .........   10,200      337,237
                                                              ----------
                                                               1,601,712
                                                              ----------
Total Utilities ...........................................    1,933,025
                                                              ----------
Total Common Stocks (Cost $14,175,544) ....................   18,186,625
                                                              ----------

-------------------------------------------------------------------
                                Principal   Maturity
                                  Amount      Date
-------------------------------------------------------------------
COMMERCIAL PAPER 4.1%
American Express Credit Corp.,
  4.95% ...................... $403,000    7/01/1999        403,000
American Express Credit Corp.,
  5.25% ......................  363,000    7/07/1999        363,000
                                                            -------
Total Commercial Paper (Cost $766,000) .............        766,000
                                                            -------
Total Investments (Cost $14,941,544)--100.9% .......     18,952,625
Cash and Other Assets, Less Liabilities--(0.9%) ....       (171,620)
                                                         ----------
Net Assets--100.0% .................................    $18,781,005
                                                        ===========

-------------------------------------------------------------------

-------------------------------------------------------------------
Federal Income Tax Information:
At June 30, 1999, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $14,966,728 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost ............................................  $4,017,834
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value ..........................................     (31,937)
                                                         ----------
                                                         $3,985,897
                                                         ==========

--------------------------------------------------------------------------------
*Nonincome-producing securities
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999

Assets
Investments, at value (Cost $14,941,544) (Note 1) .............    $18,952,625
Cash ..........................................................          6,148
Receivable for securities sold ................................      1,048,821
Receivable from Distributor (Note 3) ..........................         58,182
Dividends and interest receivable .............................          8,300
Receivable for fund shares sold ...............................            834
Deferred organization costs and other assets (Note 1) .........         97,388
                                                                   -----------
                                                                    20,172,298
Liabilities
Payable for securities purchased ..............................      1,231,185
Accrued management fee (Note 2) ...............................         10,127
Accrued trustees' fees (Note 2) ...............................          9,079
Accrued distribution and service fees (Note 5) ................          2,251
Other accrued expenses ........................................        138,651
                                                                   -----------
                                                                     1,391,293
                                                                   -----------
Net Assets                                                         $18,781,005
                                                                   ===========
Net Assets consist of:
 Unrealized appreciation of investments .......................    $ 4,011,081
 Accumulated net realized loss ................................        (67,981)
 Paid-in capital ..............................................     14,837,905
                                                                   -----------
                                                                   $18,781,005
                                                                   ===========
Net Asset Value and redemption price per share of
  Class A shares ($2,336,224 [divided by] 251,578 shares) .....          $9.29
                                                                         =====
Maximum Offering Price per share of Class A shares
  ($9.29 [divided by] .9425) ..................................          $9.86
                                                                         =====
Net Asset Value and offering price per share of Class
  B(1) shares ($634,093 [divided by] 68,939 shares)* ..........          $9.20
                                                                         =====
Net Asset Value and offering price per share of Class
  B shares ($794,984 [divided by] 86,365 shares)* .............          $9.20
                                                                         =====
Net Asset Value and offering price per share of Class
  C shares ($672,747 [divided by] 73,058 shares)* .............          $9.21
                                                                         =====
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($14,342,957 [divided by] 1,540,011 shares) .................          $9.31
                                                                         =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 1999

Investment Income
Dividends, net of foreign taxes of $76 ...................    $   81,932
Interest .................................................        34,532
                                                              ----------
                                                                 116,464
Expenses
Custodian fee ............................................        93,722
Management fee (Note 2) ..................................        88,232
Reports to shareholders ..................................        51,421
Legal fees ...............................................        50,736
Registration fees ........................................        23,781
Amortization of organization costs (Note 1) ..............        18,215
Audit fee ................................................        13,178
Trustees' fees (Note 2) ..................................        10,520
Service fee--Class A (Note 5) ............................         3,871
Distribution and service fees--Class B(1) (Note 5) .......         2,763
Distribution and service fees--Class B (Note 5) ..........         6,373
Distribution and service fees--Class C (Note 5) ..........         5,715
Miscellaneous ............................................         1,258
                                                              ----------
                                                                 369,785
Fees paid indirectly (Note 2) ............................           (63)
Expenses borne by the Distributor (Note 3) ...............      (215,232)
                                                              ----------
                                                                 154,490
                                                              ----------
Net investment loss ......................................       (38,026)
                                                              ----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4) .........        32,951
Net unrealized appreciation of investments ...............     3,410,523
                                                              ----------
Net gain on investments ..................................     3,443,474
                                                              ----------
Net increase in net assets resulting from operations .....    $3,405,448
                                                              ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        March 27, 1998
                                       (Commencement of
                                         Operations) to   Year ended
                                         June 30, 1998   June 30, 1999
                                       ----------------  -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss) .........    $    7,666      $   (38,026)
Net realized gain (loss) on
  investments ........................      (100,932)          32,951
Net unrealized appreciation of
  investments ........................       600,558        3,410,523
                                          ----------      -----------
Net increase resulting from
  operations .........................       507,292        3,405,448
                                          ----------      -----------
Dividend from net investment
  income:
 Class A .............................            --           (1,375)
 Class S .............................            --          (10,313)
                                          ----------      -----------
                                                  --          (11,688)
                                          ----------      -----------
Net increase from fund share
  transactions (Note 6) ..............     9,414,453        5,465,500
                                          ----------      -----------
Total increase in net assets .........     9,921,745        8,859,260

Net Assets
Beginning of year ....................            --        9,921,745
                                          ----------      -----------
End of year (including undistributed
  net investment income of $14,798
  and $0, respectively) ..............    $9,921,745      $18,781,005
                                          ==========      ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999


Note 1

State Street Research Athletes Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four separate funds: State Street Research Athletes Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Argo Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in stocks and convertible securities of large-size companies. The Fund is intended primarily for professional athletes and associated persons.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Values for listed securities represent final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.


D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At June 30, 1999, the Fund had a capital loss carryforward of $42,797 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on June 30, 2007.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From March 27, 1998 (commencement of operations) to June 30, 1998, the Fund incurred net capital losses of $91,539 and has deferred and treated such losses as arising in the fiscal year ended June 30, 1999.


F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.


G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended June 30, 1999, there were no loaned securities.


Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1999, the fees pursuant to such agreement amounted to $88,232.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended June 30, 1999, the amount of such expenses was $262.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended June 30, 1999 the Fund's transfer agent fees were reduced by $63 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $10,520 during the year ended June 30, 1999.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1999, the amount of such expenses assumed by the Distributor and its affiliates was $215,232.


Note 4

For the year ended June 30, 1999, purchases and sales of securities, exclusive of short-term obligations, aggregated $24,303,443 and $18,374,833, respectively.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1999, fees pursuant to such plans amounted to $3,871, $6,373 and $5,715 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to June 30, 1999, fees pursuant to such plans amounted to $2,763 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $91 and $740, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1999, and that MetLife Securities, Inc. earned commissions aggregating $161 on sales and the Distributor collected contingent deferred sales charges aggregating $5 on redemptions of Class B shares during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1999, the Adviser owned one share of each of Class A, Class B, Class C and Class S and Metropolitan owned 71,428 shares of each of Class A, Class B and Class C, 59,952 Class B(1) shares and 440,476 Class S shares of the Fund.


Share transactions were as follows:

                                                          March 27, 1998
                                                         (Commencement of
                                                          Operations) to                        Year ended
                                                           June 30, 1998                      June 30, 1999
                                                      -------------------------         ---------------------------
Class A                                               Shares           Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold ..................................        108,371        $  765,934          144,360       $  1,138,520
Issued upon reinvestment of dividend .........             --                --              106                842
Shares repurchased ...........................             --                --           (1,259)           (11,157)
                                                    ---------        ----------         --------       ------------
Net increase .................................        108,371        $  765,934          143,207       $  1,128,205
                                                    =========        ==========         ========       ============
Class B(1)*                                           Shares           Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold ..................................             --        $       --           68,939       $    578,077
                                                    ---------        ----------         --------       ------------
Net increase .................................             --        $       --           68,939       $    578,077
                                                    =========        ==========         ========       ============
Class B                                               Shares           Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold ..................................         72,159        $  505,082           14,242       $    112,402
Shares repurchased ...........................             --                --              (36)              (305)
                                                    ---------        ----------         --------       ------------
Net increase .................................         72,159        $  505,082           14,206       $    112,097
                                                    =========        ==========         ========       ============
Class C                                               Shares           Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold ..................................         71,441        $  500,082            1,617       $     14,091
                                                    ---------        ----------         --------       ------------
Net increase .................................         71,441        $  500,082            1,617       $     14,091
                                                    =========        ==========         ========       ============
Class S                                               Shares           Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold ..................................      1,121,958        $7,824,978          673,473       $  5,476,910
Shares repurchased ...........................        (26,084)         (181,623)        (229,336)        (1,843,880)
                                                    ---------        ----------         --------       ------------
Net increase .................................      1,095,874        $7,643,355          444,137       $  3,633,030
                                                    =========        ==========         ========       ============

--------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  Class A
                                                                    -----------------------------------
                                                                     March 27, 1998
                                                                    (Commencement of
                                                                     Operations) to       Year ended
                                                                    June 30, 1998(a)   June 30, 1999(a)
                                                                    -----------------  ----------------
Net asset value, beginning of year ($)                                     7.00                7.36
                                                                          -----              ------
 Net investment income (loss) ($)*                                         0.00               (0.03)
 Net realized and unrealized gain on investments ($)                       0.36                1.97
                                                                          -----              ------
Total from investment operations ($)                                       0.36                1.94
                                                                          -----              ------
 Dividend from net investment income ($)                                    --                (0.01)
                                                                          -----              ------
Total distributions ($)                                                     --                (0.01)
                                                                          -----              ------
Net asset value, end of year ($)                                           7.36                9.29
                                                                          =====              ======
Total return(b) (%)                                                        5.14(d)            26.32
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                     797               2,336
Ratio of operating expenses to average net assets (%)*                     1.25(e)             1.25
Ratio of net investment income (loss) to average net assets (%)*           0.25(e)            (0.41)
Portfolio turnover rate (%)                                               30.76              141.92
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                             0.07                0.06

                                                                         Class B(1)                    Class B
                                                                    -------------------   -----------------------------------
                                                                                           March 27, 1998
                                                                                          (Commencement of
                                                                        Period ended       Operations) to       Year ended
                                                                    June 30, 1999(a)(c)   June 30, 1998(a)   June 30, 1999(a)
                                                                    -------------------   ----------------   ----------------
Net asset value, beginning of year ($)                                       8.34                 7.00              7.34
                                                                           ------                -----            ------
 Net investment income (loss) ($)*                                          (0.05)               (0.01)            (0.09)
 Net realized and unrealized gain on investments ($)                         0.91                 0.35              1.95
                                                                           ------                -----            ------
Total from investment operations ($)                                         0.86                 0.34              1.86
                                                                           ------                -----            ------
 Dividend from net investment income ($)                                       --                   --                --
                                                                           ------                -----            ------
Total distributions ($)                                                        --                   --                --
                                                                           ------                -----            ------
Net asset value, end of year ($)                                             9.20                 7.34              9.20
                                                                           ======                =====            ======
Total return(b) (%)                                                         10.31(d)              4.86(d)          25.34
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                       634                  530               795
Ratio of operating expenses to average net assets (%)*                       2.00(e)              2.00(e)           2.00
Ratio of net investment income (loss) to average net assets (%)*            (1.27)(e)            (0.44)(e)         (1.12)
Portfolio turnover rate (%)                                                141.92                30.76            141.92
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                               0.08                 0.07              0.15

                                                                                  Class C
                                                                    -----------------------------------
                                                                     March 27, 1998
                                                                    (Commencement of
                                                                     Operations) to       Year ended
                                                                    June 30, 1998(a)   June 30, 1999(a)
                                                                    ----------------   ----------------
Net asset value, beginning of year ($)                                      7.00               7.34
                                                                           -----             ------
 Net investment income (loss) ($)*                                         (0.01)             (0.09)
 Net realized and unrealized gain on investments ($)                        0.35               1.96
                                                                          ------            -------
Total from investment operations ($)                                        0.34               1.87
                                                                          ------            -------
 Dividend from net investment income ($)                                      --                 --
                                                                          ------            -------
Total distributions ($)                                                       --                 --
                                                                          ------            -------
Net asset value, end of year ($)                                            7.34               9.21
                                                                          ======            =======
Total return(b) (%)                                                         4.86(d)           25.48
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                      525                673
Ratio of operating expenses to average net assets (%)*                      2.00(e)            2.00
Ratio of net investment income (loss) to average net assets (%)*           (0.43)(e)          (1.12)
Portfolio turnover rate (%)                                                30.76             141.92
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                              0.07               0.16

                                                                                 Class S
                                                                    -----------------------------------
                                                                     March 27, 1998
                                                                    (Commencement of
                                                                     Operations) to       Year ended
                                                                    June 30, 1998(a)   June 30, 1999(a)
                                                                    ----------------   ----------------
Net asset value, beginning of year ($)                                      7.00               7.36
                                                                           -----             ------
 Net investment income (loss) ($)*                                          0.01              (0.01)
 Net realized and unrealized gain on investments ($)                        0.35               1.97
                                                                           -----             ------
Total from investment operations ($)                                        0.36               1.96
                                                                           -----             ------
 Dividend from net investment income ($)                                      --              (0.01)
                                                                           -----             ------
Total distributions ($)                                                       --              (0.01)
                                                                           -----             ------
Net asset value, end of year ($)                                            7.36               9.31
                                                                           =====             ======
Total return(b) (%)                                                         5.14(d)           26.62
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                    8,070             14,343
Ratio of operating expenses to average net assets (%)*                      1.00(e)            1.00
Ratio of net investment income (loss) to average net assets (%)*            0.46(e)           (0.14)
Portfolio turnover rate (%)                                                30.76             141.92
*Reflects voluntary reduction of expenses per share
 of these amounts (Note 3) ($)                                              0.06               0.13

--------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and Shareholders of
State Street Research Athletes Fund



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Athletes Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 1999

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the year ended June 30, 1999, Class A shares of State Street Research Athletes Fund returned +26.32% [does not reflect sales charge]. That return surpassed the Lipper average growth fund, which was up 18.87%, as well as the 22.76% gain by the S&P 500.

Sector weightings favoring technology stocks and reducing the materials and processing sector contributed significantly to the Fund's performance. Stock selection within consumer discretionary and multi-sector companies also helped. Two technology holdings and several diverse sector holdings underperformed, however.

The manager shifted some holdings from high-profile growth companies to lower-valued stocks during the year. Potential capital gains from the sale of a large, appreciated holding in America Online over two quarters were mitigated by applying losses from other sales.


June 30, 1999


Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.


[line charts]

                           Change in Value of $10,000
                              Based on the S&P 500
                     Compared to Change in Value of $10,000
                             Invested in the Fund

                      Class A Shares

                                -----------------------------
                                 Average Annual Total Return
                                -----------------------------
                                     1 Year     Life of Fund
                                -----------------------------
                                     19.06%        19.46%
                                -----------------------------

                                          Athletes Fund        S&P 500
                                          -------------        -------
                      Inception 3/27/98      9425               10000
                      6/30/98                9910               10332
                      6/30/99               12518               12684



                      Class B(1) Shares

                                -----------------------------
                                 Average Annual Total Return
                                -----------------------------
                                     1 Year     Life of Fund
                                -----------------------------
                                     20.34%        21.16%
                                -----------------------------

                                          Athletes Fund        S&P 500
                                          -------------        -------
                      Inception 3/27/98     10000               10000
                      6/30/98               10486               10332
                      6/30/99               12743               12684

                      Class B Shares

                                -----------------------------
                                 Average Annual Total Return
                                -----------------------------
                                     1 Year     Life of Fund
                                -----------------------------
                                     20.34%        21.16%
                                -----------------------------

                                          Athletes Fund        S&P 500
                                          -------------        -------
                      Inception 3/27/98     10000               10000
                      6/30/98               10486               10332
                      6/30/99               12743               12684

                      Class C Shares

                                -----------------------------
                                 Average Annual Total Return
                                -----------------------------
                                     1 Year     Life of Fund
                                -----------------------------
                                     24.48%        24.26%
                                -----------------------------

                                          Athletes Fund        S&P 500
                                          -------------        -------
                      Inception 3/27/98     10000               10000
                      6/30/98               10486               10332
                      6/30/99               13157               12684

                      Class S Shares

                                -----------------------------
                                 Average Annual Total Return
                                -----------------------------
                                     1 Year     Life of Fund
                                -----------------------------
                                     26.62%        25.43%
                                -----------------------------

                                          Athletes Fund        S&P 500
                                          -------------        -------
                      Inception 3/27/98     10000               10000
                      6/30/98               10514               10332
                      6/30/99               13313               12684

[end line charts]

---------------------------------------------------------------------------
___ Athletes Fund                                               --- S&P 500
---------------------------------------------------------------------------

STATE STREET RESEARCH ATHLETES FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Athletes Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Peter C. Bennett
Vice President


Bartlett R. Geer
Vice President


F. Gardner Jackson, Jr.
Vice President


Thomas P. Moore, Jr.
Vice President


Brian P. O'Dell
Vice President


Daniel J. Rice III
Vice President


James M. Weiss
Vice President


John T. Wilson
Vice President


Peter A. Zuger
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Bruce R. Bond
Chairman of the Board,
Chief Executive Officer and
President, PictureTel Corporation


Steve A. Garban
Former Senior Vice President
for Finance and Operations and
Treasurer, The Pennsylvania
State University


Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.


Dean O. Morton
Former Executive Vice President,
Chief Operating Officer
and Director, Hewlett-Packard
Company


Toby Rosenblatt
President,
Founders Investments Ltd.
President,
The Glen Ellen Company


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[back cover]

                                                  --------------
State Street Research Athletes Fund                  Bulk Rate
One Financial Center                               U.S. Postage
Boston, MA 02111                                       PAID
                                                     Permit #6
                                                   Hartford, CT
                                                  --------------

     [logo: STATE STREET RESEARCH
               75 YEARS
            LASTING VALUES
            --------------
            LEADING IDEAS]

Questions? Comments?

Call us at 1-800-562-0032
     [hearing-impaired 1-800-676-7876]
     [Chinese and Spanish-speaking 1-888-638-3193]
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-mail us at:
     info@ssrfunds.com
Internet site:
     www.ssrfunds.com


[logo: State Street Research]


This report is prepared for the general information of current shareholders.

This report must be accompanied or preceded by a current State Street Research Athletes Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after September 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0800)SSR-LD                                    AT-022G-0899